U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240. Rule 14a-12

Applied Therapeutics, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

545 Fifth Avenue, Suite 1400

New York, NY 10017

April 28, 2025

Dear Stockholder:

You are cordially invited to attend Applied Therapeutics, Inc.’s Annual Meeting of Stockholders on Monday, June 9, 2025, at 10:00 a.m., Eastern Time, online at www.virtualshareholdermeeting.com/APLT2025. The Annual Meeting of Stockholders will be held in a virtual-only meeting format.

The matters to be acted on at the Annual Meeting of Stockholders are described in the enclosed notice and proxy statement.

We realize that you may not be able to attend the Annual Meeting of Stockholders and vote your shares at the meeting. However, regardless of your meeting attendance, we need your vote. We urge you to ensure that your shares are represented by voting in advance of the meeting on the Internet or via a toll-free telephone number, as instructed in the Notice Regarding the Internet Availability of Proxy Materials, or if you have elected to receive a paper or email copy of the proxy materials, by completing, signing and returning the proxy card that is provided. If you decide to attend the Annual Meeting of Stockholders, you may revoke your proxy at that time and vote your shares at such meeting.

Please remember that this is your opportunity to voice your opinion on matters affecting the Company. We look forward to receiving your proxy and perhaps seeing you at the Annual Meeting of Stockholders.

Sincerely,

/s/ Les Funtleyder
Les Funtleyder Interim Chief Executive Officer, Chief Financial Officer and Director

545 Fifth Avenue, Suite 1400

New York, NY 10017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MONDAY, JUNE 9, 2025

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Applied Therapeutics, Inc. (the “Company,” “we,” “our,” “us”) to be held on Monday, June 9, 2025, at 10:00 a.m., Eastern time, online at www.virtualshareholdermeeting.com/APLT2025. The Annual Meeting of Stockholders will be held in a virtual-only meeting format.

At the Annual Meeting, stockholders will be invited to consider and vote upon the following matters:

1.	Election of one Class III director to serve for a three-year term of office expiring at the 2028 Annual Meeting of Stockholders;

2.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	To approve (on a non-binding advisory basis) the compensation of our named executive officers as described in the accompanying materials;

4.	To approve (on a non-binding advisory basis) the frequency of an advisory vote on the compensation of our named executive officers in future years;

5.

To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”), to combine the outstanding shares of our common stock, par value $0.0001 per share (the “Common Stock”), into a lesser number of outstanding shares (the “Reverse Stock Split”), by a ratio of not less than one-for-5 and not more than one-for-40, with the exact ratio to be set within this range by our board of directors in its sole discretion (the “Reverse Stock Split Proposal”);

6.	To authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of the Reverse Stock Split Proposal; and

7.	Any other matter that properly comes before the Annual Meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice of Annual Meeting of Stockholders.

The board of directors has fixed the close of business on April 11, 2025 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for examination during ordinary business hours for 10 days prior to the Annual Meeting at our principal executive office at 545 Fifth Avenue, Suite 1400, New York, NY 10017. The stockholder list will also be available online during the Annual Meeting. Your vote is very important to the Company and all proxies are being solicited by the board of directors. So, whether or not you plan on attending the Annual Meeting, we encourage you to submit your proxy as soon as possible (i) by accessing the Internet site or by calling the toll-free number described in the proxy materials; or (ii) by signing, dating and returning a proxy card or instruction form provided to you. By submitting your proxy promptly, you will save the Company the expense of further proxy solicitation. Please note that all votes cast by telephone or on the Internet must be cast prior to 11:59 p.m., Eastern Time, on June 8, 2025.

By	Order of the Board of Directors,

/s/ Les Funtleyder
Les Funtleyder Interim Chief Executive Officer, Chief Financial Officer and Director

New York, New York

April 28, 2025

545 Fifth Avenue, Suite 1400

New York, NY 10017

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING AND PROXY MATERIALS

General

This proxy statement is furnished to stockholders of Applied Therapeutics, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies for use at the 2025 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on Monday, June 9, 2025, at 10:00 a.m., Eastern Time, online at www.virtualshareholdermeeting.com/APLT2025. The Annual Meeting of Stockholders will be held in a virtual-only meeting format. This solicitation of proxies is made on behalf of our board of directors. Capitalized terms used, but not defined, herein shall have the meanings ascribed to them in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”).

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting to be Held on Monday, June 9, 2025

Pursuant to the rules adopted by the Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding the Internet Availability of Proxy Materials (the “Internet Notice”) to certain of our stockholders of record. We are also sending a paper copy of the proxy materials and proxy card to other stockholders of record who have indicated they prefer receiving such materials in paper form. Brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar Internet Notice. Such Internet Notice, or this proxy statement and proxy card or voting instruction form, as applicable, is being mailed to our stockholders on or about April 28, 2025.

Stockholders will have the ability to access the proxy materials on the website referred to in the Internet Notice or may request to receive a paper copy of the proxy materials by mail or electronic copy by electronic mail on a one-time or ongoing basis. Instructions on how to request a printed copy by mail or electronically may be found on the Internet Notice.

The Internet Notice will also identify the date, the time and location of the Annual Meeting; the matters to be acted upon at the meeting and the board of directors’ recommendation with regard to each matter; a toll-free telephone number, an email address, and a website where stockholders can request to receive, free of charge, a paper or email copy of this proxy statement, our Annual Report and a proxy card relating to the Annual Meeting; information on how to access and vote the proxy card; and information on how to obtain instructions to attend the virtual meeting and vote in person at the virtual meeting, should stockholders choose to do so.

What Are You Voting On?

You will be asked to vote on the following proposals at the Annual Meeting:

1.	Election of one Class III director to serve for a three-year term of office expiring at the 2028 Annual Meeting of Stockholders;

2.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	To approve (on a non-binding advisory basis) the compensation of our named executive officers as described in the accompanying materials;

4.	To approve (on a non-binding advisory basis) the frequency of holding an advisory vote on the compensation of our named executive officers in future years;

5.

To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”), to combine the outstanding shares of our common stock, par value $0.0001 per share (the “Common Stock”), into a lesser number of outstanding shares (the “Reverse Stock Split”), by a ratio of not less than one-for-5 and not more than one-for-40, with the exact ratio to be set within this range by our board of directors in its sole discretion (the “Reverse Stock Split Proposal”);

6.	To authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of the Reverse Stock Split Proposal; and

7.	Any other matter that properly comes before the Annual Meeting.

Who Can Vote?

Only holders of record of shares of Common Stock as of the close of business on the record date, April 11, 2025 (the “Record Date”), are entitled to receive notice of, and to vote at, the Annual Meeting. Each share of Common Stock entitles the holder thereof to one vote. Your shares of Common Stock may be voted at the Annual Meeting, or any adjournment or postponement thereof, only if you are present in person at the virtual meeting or your shares are represented by a valid proxy.

Difference between a Stockholder of Record and a “Street Name” Holder

If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you are still considered to be the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the methods described below under the heading “—Voting Your Shares.”

Quorum

At the close of business on the Record Date, there were 141,575,526 shares of our Common Stock outstanding and entitled to vote at the Annual Meeting. The presence of a majority of the outstanding shares of our Common Stock entitled to vote constitutes a quorum, which is required in order to hold and conduct business at the Annual Meeting. Your shares are counted as present at the Annual Meeting if you:

•	Are present in person at the virtual Annual Meeting; or

•	Have properly submitted a proxy card by mail or submitted a proxy by telephone or over the Internet.

If you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if your broker, bank, trust or other nominee submits a proxy covering your shares. Your broker, bank, trust or other nominee is entitled to submit a proxy covering your shares as to certain “routine” matters, even if you have not instructed your broker, bank, trust or other nominee on how to vote on those matters. Please see below under “—Broker Non-Votes.”

Voting Your Shares

The Annual Meeting will be held entirely online this year. You may vote in person by attending the virtual Annual Meeting or by submitting a proxy. The method of voting by proxy differs (1) depending on whether you are viewing this proxy statement on the Internet or receiving a paper copy and (2) for shares held as a record holder and shares held in “street name.”

If you are a record holder, you may vote by submitting a proxy over the Internet or by telephone by following the instructions on the website referred to in the proxy card or the Internet Notice mailed to you. Alternatively, if you received a paper copy of your proxy card, you may vote your shares by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card, or by completing, dating and signing the proxy card that was included with this proxy statement and promptly returning it in the pre-addressed, postage-paid envelope provided to you.

If your shares are held in “street name,” your broker, bank or other street name holder will provide you with instructions that you must follow to have your shares voted.

Deadline for Submitting Your Proxy on the Internet or by Telephone

Internet and telephone voting will close at 11:59 p.m., Eastern Time, on June 8, 2025. Stockholders who submit a proxy by Internet or telephone need not return a proxy card or the voting instruction form forwarded by your broker, bank, trust or other nominee by mail.

YOUR VOTE IS VERY IMPORTANT. Please submit your vote in advance even if you plan to attend the Annual Meeting.

Voting at the Annual Meeting

If you plan to attend the Annual Meeting, you may vote during the virtual meeting. Please note that if your shares are held in “street name” and you wish to vote during the meeting, you must obtain a proxy issued in your name from your broker, bank or other street name holder. Even if you intend to attend the Annual Meeting, we encourage you to submit your proxy or voting instructions to vote your shares in advance of the Annual Meeting. Please see the important instructions and requirements below under “—Attendance at the Annual Meeting.”

Changing Your Vote

As a stockholder of record, if you vote by proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. Stockholders of record may revoke a proxy prior to the Annual Meeting by (i) delivering a written notice of revocation to the attention of the Secretary of the Company at our principal executive office at 545 Fifth Avenue, Suite 1400, New York, NY 10017, (ii) duly submitting a later-dated proxy over the Internet, by mail, or if applicable, by telephone, or (iii) attending the virtual Annual Meeting and voting during the meeting. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a broker, bank, trust or other nominee, you may change your voting instructions by following the instructions of your broker, bank, trust or other nominee.

If You Receive More Than One Proxy Card or Internet Notice

If you receive more than one proxy card or Internet Notice, it means you hold shares that are registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you submit a proxy by telephone or the Internet, submit one proxy for each proxy card or Internet Notice you receive.

How Your Shares Will Be Voted

Shares represented by proxies that are properly executed and returned, and not revoked, will be voted as specified. YOUR VOTE IS VERY IMPORTANT.

If You Do Not Specify How You Want Your Shares Voted

If you are the record holder of your shares and submit your proxy without specifying how your shares are to be voted, your shares will be voted in accordance with the board of directors’ recommendations, which are as follows:

•	FOR the election of the nominee for Class III director;

•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

•	FOR the approval (on a non-binding advisory basis) of the compensation of our named executive officers as described in the accompanying materials;

•	ONE YEAR as the frequency of future stockholder advisory votes on the compensation of our named executive officers.

•	FOR the approval of the Reverse Stock Split Proposal; and

•	FOR the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of the Reverse Stock Split Proposal.

In addition, the proxy holders named in the proxy are authorized to vote in their discretion on any other matters that may properly come before the Annual Meeting and at any postponement or adjournment thereof. The board of directors knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this proxy statement.

Broker Non Votes

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. If you hold your shares in street name and do not provide voting instructions to your broker or other nominee, your shares will be considered to be broker non-votes and will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote. Shares that constitute broker non-votes will be counted as present at the Annual Meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. Under the rules that govern brokers who are voting shares held in street name, brokers have the discretion to vote those shares on routine matters but not on non-routine matters.

Votes Required

The following table summarizes the voting requirements and the effects of broker non-votes and “withhold” votes or abstentions on each of the proposals to be voted on at the Annual Meeting:

Proposals	Required Vote	Effect of Broker Non-Votes, if any	Effect of “Withhold” Votes or Abstentions, if any
1.Election of Directors	Plurality of votes cast for each nominee	None	None

2.Ratification of Independent Registered Public Accounting Firm	Majority of the shares present	Against	Against

Proposals	Required Vote	Effect of Broker Non-Votes, if any	Effect of “Withhold” Votes or Abstentions, if any
3.Approval of (on a non-binding advisory basis) the compensation of our named executive officers as described in the accompanying materials	Majority of the shares present	Against	Against

4.Approval of (on a non-binding advisory basis) the frequency of holding an advisory vote on the compensation of our named executive officers	The option of one year, two years, or three years that receives the highest number of votes cast by stockholders	None	None

5.Approval of the Reverse Stock Split Proposal	Majority of the votes cast	None	None

6. Authorization of the adjournment of the Annual Meeting, if necessary	Majority of the shares present	Against	Against

Inspector of Election

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Solicitation of Proxies

We will bear the cost of soliciting proxies. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our Common Stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

Attendance at the Annual Meeting

You may attend the Annual Meeting, as well as vote and submit questions during the Annual Meeting, by visiting www.virtualshareholdermeeting.com/APLT2025. You will need your unique control number, which appears in the Internet Notice, the proxy card or voting instructions that accompanied the proxy materials. In the event that you do not have a control number, please contact your broker, bank or other nominee as soon as possible so that you can be provided with a control number and gain access to the meeting.

PROPOSAL 1 — ELECTION OF DIRECTOR

Our board of directors currently consists of five members. In accordance with our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) our board of directors is divided into three classes with staggered three-year terms. At each annual general meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are divided among the three classes as follows:

Class	Term Expiration	Director	Age
Class I	2026	Les Funtleyder	55
		Stacy J. Kanter	66
Class II	2027	Jay S. Skyler, M.D., MACP	78
		John H. Johnson	67
Class III	2025	Teena Lerner, Ph.D.	67

Class III Director Nominee for Election — Term Expiring 2028

The current term of the Class III director will expire at the Annual Meeting. Our board of directors nominated Teena Lerner for re-election at the Annual Meeting as a Class III director to hold office until the 2028 Annual Meeting of Stockholders and until her successor is duly elected and qualified or until her earlier death, resignation or removal. The nominee has consented to serve a term as a Class III director. Should the nominee become unable to serve for any reason prior to the Annual Meeting, the board of directors may designate a substitute nominee, in which event the persons named in the enclosed proxy will vote for the election of such substitute nominee, or may reduce the number of directors on the board of directors.

Below is a biography of the Class III director standing for re-election at the Annual Meeting:

Teena Lerner

Teena Lerner, Ph.D., 67, has served as a member of our board of directors since March 2017. Dr. Lerner has served on the Technology Transfer Advisory Committee of The Rockefeller University since 2000. In 2002, Dr. Lerner founded Rx Capital Management LP and served as the Chief Executive Officer until 2006. Prior to that, she was a portfolio manager at Pequot Capital Management, Inc. and served as a Managing Director, Equity Research at Lehman Brothers Holdings Inc. Dr. Lerner received a B.S. from City University of New York-Brooklyn College, an M.B.A. from New York University, Stern School of Business, a Ph.D. in Molecular Biology/Retrovirology from The Rockefeller University and a CFA charter from the Institute of Chartered Financial Analysts. We believe that Dr. Lerner’s extensive expertise in various areas of the healthcare industry, including investment banking and research, qualifies her to serve on our board of directors.

Required Vote

The director will be elected by a plurality of the votes of the shares present, in person or represented by proxy, at the Annual Meeting. Abstentions, failures to vote and broker non-votes are not considered as votes cast and will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE ABOVE NOMINEE FOR ELECTION AS CLASS III DIRECTOR TO THE BOARD OF DIRECTORS.

Class I and II Directors Continuing in Office

Below are biographies of the directors continuing in office:

Les Funtleyder

Les Funtleyder, 55, has served as a member of our board of directors since June 2016, as our Chief Financial Officer since November 2023, and as our interim Chief Executive Officer since December 2024.

Mr. Funtleyder has served as a healthcare portfolio manager at E Squared Capital Management, LLC since January 2014, a role from which he is currently taking a sabbatical. Previously, Mr. Funtleyder served as a senior external advisor with McKinsey and Co. since June 2017, as a consulting partner at BlueCloud Health, a private equity healthcare fund, from December 2013 to April 2020, and as the Director of Strategic Investments and Communications of OPKO Health Inc. (Nasdaq: OPK). Mr. Funtleyder currently serves on the board of directors of several private healthcare companies and foundations while also serving on the board of directors of Reviva Pharmaceuticals Holdings, Inc. (Nasdaq: RVPH). Mr. Funtleyder is an adjunct professor at Columbia University Medical Center and an adjunct professor of healthcare investors at the Columbia University School of Public Health. Mr. Funtleyder received his B.A. from Tulane University and MPH from Columbia University Mailman School of Public Health. We believe that Mr. Funtleyder’s extensive experience managing and investing in the healthcare industry qualifies him to serve on our board of directors.

Stacy J. Kanter

Stacy J. Kanter, 66, has served as a member of our board of directors since May 2019. Ms. Kanter is also currently serving as a member of the board of directors of Oppenheimer Holdings Inc. (NYSE: OPY) since October 2023. Ms. Kanter practiced law for more than 30 years with Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), where she was a partner from 1993 until December 2018, Head of the Global Capital Markets practice from 2009 until December 2018 and was Of Counsel from January 2019 until May 2019. Ms. Kanter also chaired Skadden’s Global Diversity and Inclusion Committee. Ms. Kanter was an associate at Skadden from 1984 to 1986 and from 1988 to 1993. Ms. Kanter served as a law clerk to the Honorable Raymond J. Dearie, United States District Court Judge for the Eastern District of New York from 1986 to 1987. Ms. Kanter received her B.S. in Business Administration and Management from the University at Albany School of Business and her J.D. from Brooklyn Law School. We believe that Ms. Kanter’s extensive legal and business expertise in corporate finance and capital markets, corporate governance and mergers and acquisitions qualifies her to serve on our board of directors.

Jay S. Skyler

Jay S. Skyler, 78, has served on our board of directors since April 2019. Since May 2024, Dr. Skyler has served on the board of directors of SAB Biotherapeutics, Inc. (Nasdaq: SABS). Dr. Skyler is a Professor of Medicine, Pediatrics and Psychology and Deputy Director of the Diabetes Research Institute at the University of Miami, where he has been employed since 1976. Dr. Skyler has also served as Study Chairman for the National Institute of Diabetes & Digestive & Kidney Diseases Type 1 Diabetes clinical trials network. He was previously the President of the American Diabetes Association and Vice-President of the International Diabetes Federation. Dr. Skyler previously served as a director of Amylin Pharmaceuticals, Inc., until its acquisition by Bristol-Myers Squibb Company in August 2012, and served as a director of MiniMed, Inc., until its acquisition by Medtronic plc. in 2001. From 2002 to 2023, Dr. Skyler served on the board of directors of DexCom Inc. (Nasdaq: DXCM). Dr. Skyler received a B.S. from Pennsylvania State and an M.D. from Jefferson Medical College. We believe that Dr. Skyler’s extensive expertise in the life sciences industry and his experience serving on the board of directors of other public companies qualifies him to serve on our board of directors.

John H. Johnson

John H. Johnson, 67, has served as our Executive Chairman and as Chair of the board of directors since December 2024. Mr. Johnson is a recognized leader in the pharmaceutical and biotechnology industry, with more than four decades of experience. Mr. Johnson has served as a member of the board of directors of Verastem, Inc. (Nasdaq: VSTM), since April 2020. He has also served on the board of directors of Xeris Biopharma Holdings, Inc. (Nasdaq: XERS) (“Xeris”) since October 2021, and has served on the board of directors of Axogen, Inc. (Nasdaq: AXGN) since January 2021. Mr. Johnson has held a number of senior positions, including Company Group Chairman of Biopharmaceuticals within Johnson & Johnson (NYSE: JNJ) and Chief Executive Officer of Strongbridge Biopharma plc from July 2020 until its acquisition by Xeris in October 2021. He previously served, from September 2009 to January 2011, as President of Eli Lilly & Company’s (NYSE: LLY) (“Eli Lilly”) Worldwide Oncology Unit after Eli Lilly’s 2008 acquisition of ImClone Systems, Inc. (Nasdaq: IMCL) (“ImClone”), where Mr. Johnson served as Chief Executive Officer and director of ImClone from August 2007 until October 2008. In addition, Mr. Johnson served as a member of the board of directors of Melinta Therapeutics, Inc. from July 2009 to August 2019, during which time he also served as Chief Executive Officer from February 2019 to August 2019. Mr. Johnson has also served as a member of the board of directors of the Pharmaceutical Research and Manufacturers of America, from January 2013 to August 2014, and as a member of the Health Section Governing Board of Biotechnology Industry Organization, from January 2013 to August 2014. Mr. Johnson received a B.S. from East Stroudsburg University of Pennsylvania. We believe that Mr. Johnson’s extensive leadership experience and his experience serving on the board of directors of other public companies qualifies him to serve on our board of directors.

General Information About the Board of Directors

Board and Committees

Our board of directors held twelve meetings during the fiscal year ended December 31, 2024. Each incumbent director serving during 2024 attended at least 90% of the aggregate of all meetings of the board of directors and all meetings of committees of which such director was a member. All directors are encouraged to attend our annual meeting of stockholders. All of our directors attended our 2024 annual meeting of stockholders.

Director Independence

Under the listing standards of The Nasdaq Stock Market LLC (the “Nasdaq Listing Rules”), at least a majority of our board of directors must be independent directors. Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that all of our directors, except Mr. Johnson and Mr. Funtleyder, are “independent” as that term is defined under the applicable rules of the SEC and the Nasdaq Listing Rules. In making this determination, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

Board Leadership Structure

John H. Johnson currently serves as the chair of our board of directors. In the event that the chair is not an independent director, the board of directors will select one of the independent directors to act as a lead director to coordinate the other independent directors and to chair the executive sessions of independent directors (the “Lead Independent Director”). Our current Lead Independent Director is Dr. Teena Lerner. As set forth in our Corporate Governance Guidelines, the Lead Independent Director’s duties include: (i) presiding at all board meetings at which the chair is not present, including executive sessions of the independent directors; (ii) acting as liaison between the independent directors and the Chief Executive Officer and chair; (iii) presiding over executive sessions of the independent directors; (iv) consulting with the chair in planning and setting schedules and agendas for board meetings; and (v) performing such other functions as the board of directors may delegate. The nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”) will periodically review our leadership structure and make any recommendations to the board of directors.

Board’s Role in Risk Oversight

Our management is responsible for identifying risks facing our Company, including strategic, financial, operational and regulatory risks, implementing risk management policies and procedures and managing our day-to-day risk exposure.

The audit committee (the “Audit Committee”) reviews and discusses with management and the Company’s auditors, as appropriate, (i) the Company’s guidelines and policies with respect to financial risk management and financial risk assessment, including the Company’s major financial risk exposures and the steps taken by management to monitor and control these exposures and (ii) management risks relating to data privacy, technology and information security, including cybersecurity and back-up of information systems, and the steps the Company has taken to monitor and control such exposures.

The compensation committee (the “Compensation Committee”) reviews the Company’s practices and policies of employee compensation as they relate to risk management and risk-taking incentives, to determine whether such compensation policies and practices are reasonably likely to have a material adverse effect on the Company.

The Nominating and Corporate Governance Committee reviews, and recommends any changes to the Company’s insider trading policies and also oversees and reviews the Company’s major legal compliance risk exposures and the steps management has taken to monitor or mitigate such exposures, including the Company’s procedures and any related policies with respect to risk assessment and risk management.

In addition, the board of directors is regularly presented with information at its regularly scheduled and special meetings regarding risks facing our Company, and management provides more frequent, informal communications to the board of directors between regularly scheduled meetings which are designed to give the board of directors regular updates about our business. The board of directors considers this information and provides feedback, makes recommendations, and, as appropriate, authorizes or directs management to address particular exposures to risk.

Committees of the Board of Directors

Our board of directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Our board of directors may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our board of directors. Each committee has adopted a written charter that satisfies the applicable rules of the SEC and Nasdaq Listing Rules, which we have posted on our website at ir.appliedtherapeutics.com/corporate-governance/governance-highlights.

Name	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee
John H. Johnson(1)
Les Funtleyder
Stacy J. Kanter	Chair		*
Teena Lerner, Ph.D.(2)	*	*	*
Jay S. Skyler, M.D., MACP	*	Chair	Chair

(1)	Chair of the board of directors
(2)	Lead Independent Director

Audit Committee

The Audit Committee is responsible for assisting our board of directors in its oversight of the integrity of our financial statements, the qualifications and independence of our independent auditors and our internal financial and accounting controls. The Audit Committee has direct responsibility for the appointment, compensation, retention (including termination) and oversight of our independent auditors, and our independent auditors report directly to the Audit Committee. The Audit Committee also prepares the Audit Committee report that the SEC requires to be included in our annual proxy statement. The Audit Committee held five meetings during 2024.

During 2024, our Audit Committee consisted of Stacy J. Kanter, Teena Lerner, Joel S. Marcus and Jay S. Skyler until December 6, 2024, when Mr. Marcus resigned from our board of directors and our Audit Committee. Our Audit Committee is comprised of Ms. Kanter, Dr. Lerner and Dr. Skyler. Our board of directors has determined that at all times during 2024, all members of our Audit Committee were independent under the Nasdaq Listing Rules and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The chair of our Audit Committee is Ms. Kanter. Our board of directors has determined that Dr. Lerner qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K. Our board of directors has also determined that each member of our Audit Committee can read and understand fundamental financial statements, in accordance with applicable requirements. In arriving at these determinations, the board of directors has examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector.

Compensation Committee

The Compensation Committee approves the compensation objectives for the company, the compensation of the Chief Executive Officer and approves, or recommends to our board of directors for approval, the compensation for other executives. The Compensation Committee reviews all compensation components, including base salary, bonus and benefits. The Compensation Committee held three meetings during 2024.

During 2024, our Compensation Committee consisted of Teena Lerner, Joel S. Marcus and Jay S. Skyler until December 6, 2024, when Mr. Marcus resigned from our board of directors and our Compensation Committee. Our Compensation Committee is comprised of Dr. Lerner and Dr. Skyler. Our board of directors has determined that at all times during 2024, all members of our Compensation Committee were independent under the Nasdaq Listing Rules and were “non-employee directors” as defined in Rule 16b-3 under the Exchange Act. The chair of our Compensation Committee is Dr. Skyler.

For a description of our processes and procedures for the consideration and determination of executive and director compensation, see below under “Executive and Director Compensation—Introduction.”

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee makes recommendations regarding corporate governance, the composition of our board of directors, identification, evaluation and nomination of director candidates and the structure and composition of committees of our board of directors. In addition, the Nominating and Corporate Governance Committee is responsible for developing and recommending corporate governance guidelines to our board of directors, as applicable to the Company. The Nominating and Corporate Governance Committee held one meeting during 2024.

During 2024, our Nominating and Corporate Governance Committee consisted of Stacy J. Kanter, Teena Lerner Joel S. Marcus and Jay S. Skyler until December 6, 2024, when Mr. Marcus resigned from our board of directors and our Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee is comprised of Ms. Kanter, Dr. Lerner and Dr. Skyler. Our board of directors has determined that at all times during 2024, all members of our Nominating and Corporate Governance Committee were independent under the Nasdaq Listing Rules. The chair of our Nominating and Corporate Governance Committee is Dr. Skyler.

Our Nominating and Corporate Governance Committee considers candidates for board membership suggested by its members, our board of directors and our executive officers in addition to those provided by independent search firms. Additionally, in selecting nominees for directorship, the Nominating and Corporate Governance Committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates suggested by other channels. Stockholders who wish to recommend a candidate for consideration by the Nominating and Corporate Governance Committee may do so by following the instructions set forth in “Stockholder Proposals for the 2026 Annual Meeting” below.

In evaluating the suitability of individual candidates (both new candidates and current board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the board of directors, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including personal and professional integrity, ethics and values, experience in corporate management, such as serving as an officer or former officer of a publicly held company, strong finance experience, experience relevant to the Company’s industry, experience as a board member or executive officer of another publicly held company, relevant academic expertise or other proficiency in an area of the Company’s operations, diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members, practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries, and any other relevant qualifications, attributes or skills. Our board of directors evaluates each individual in the context of the board of directors as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of our board of directors.

Our Nominating and Corporate Governance Committee seeks to include a variety of people on our board of directors in order to obtain a range of viewpoints, perspectives, skills, diversity and expertise appropriate for the Company.

Code of Ethics

We have adopted a written code of business conduct and ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions, and agents and representatives. A copy of our code of business conduct and ethics is posted on our website at ir.appliedtherapeutics.com/corporate-governance/governance-highlights. The Nominating and Corporate Governance Committee of our board of directors is responsible for overseeing our code of business conduct and ethics and any waivers applicable to any director, executive officer or employee. We intend to disclose any amendments or waivers of our code of business conduct and ethics requiring disclosure under applicable SEC requirements or Nasdaq Listing Rules on our website identified above.

Insider Trading Policy

We have adopted an insider trading policy which governs the purchase, sale, and/or other dispositions of our securities by us and our directors, officers, employees, and consultants, and we believe the policy is designed to promote compliance with insider trading laws, rules, regulations, and any Nasdaq listing standards applicable to us. A copy of our insider trading policy is filed with our Annual Report as Exhibit 19.1.

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell our common shares on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from them. The director or officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information subject to compliance with the terms of our insider trading policy.

Prohibitions against Hedging and Pledging

As part of our insider trading policy, all directors and employees of the Company, including our executive officers, are prohibited from engaging in hedging or monetization transactions (such as prepaid variable forwards, equity swaps, collars and exchange funds) involving our securities, holding our securities in a margin account or pledging our securities as collateral for a loan.

Clawback Policy

In compliance with the Nasdaq listing standards issued in connection with the SEC rules promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we have adopted the Applied Therapeutics, Inc. Clawback Policy covering our executive officers, which provides that in the event of a required accounting restatement, the Compensation Committee will seek reimbursement of the portion of any incentive-based compensation that would not have been paid had our financial statements been correctly stated.

PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Audit Committee is responsible for the appointment, compensation, retention and oversight of the Company’s independent auditors. In connection with this responsibility, the Audit Committee evaluates and monitors the auditors’ qualifications, performance and independence. This responsibility includes a review and evaluation of the independent auditors. The Audit Committee approves all audit engagement fees and terms associated with the retention of the independent auditors.

As a matter of good corporate governance, the board of directors is requesting our stockholders to ratify the Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Ernst & Young LLP has served as our independent registered public accounting firm since 2017. The Audit Committee and the board of directors believe that the continued retention of Ernst & Young LLP as our independent auditors is in the best interests of the Company. The Audit Committee carefully considered the selection of Ernst & Young LLP as our independent auditors. In connection with this selection, the Audit Committee considered whether there should be a rotation of the independent audit firm. The Audit Committee charter requires the Audit Committee to periodically consider whether the independent audit firm should be rotated. In addition to evaluating rotation of the independent auditors, the Audit Committee oversees the selection of the new lead audit partner and the Audit Committee chair participates directly in the selection of the new lead audit partner.

If the stockholders do not ratify the selection, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our stockholders.

Representatives from Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement at the Annual Meeting if they desire to do so and are expected to be available to respond to appropriate questions at the Annual Meeting.

Required Vote

The affirmative vote of by holders of a majority of the shares present, in person or represented by proxy, at the Annual Meeting is required for approval of this proposal. Abstentions and broker non-votes will have the same effect as a vote “against”; failures to vote are not considered as votes cast and will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

STOCKHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE

APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

PROPOSAL 3 — NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

The following proposal, also known as a “say-on-pay” vote, gives our stockholders the opportunity to vote to approve or not approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed below in the section entitled “Executive and Director Compensation” of this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices with respect to our named executive officers. We are providing this vote as required by Section 14A of the Exchange Act, which was added to the Exchange Act by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Additionally, we are asking our stockholders to vote on the frequency of this advisory vote at this annual meeting of stockholders under “Proposal 4” below.

Our board of directors and Compensation Committee believe that the overall design and function of the Company’s executive compensation program are appropriate and effective in aligning the interests of the Company, management and the Company’s stockholders and that management is properly incentivized to manage the Company in a prudent manner. Accordingly, we are asking our stockholders to vote “FOR” the adoption of the following resolution:

“RESOLVED, that the stockholders of Applied Therapeutics, Inc. advise that they approve the compensation of the named executive officers of the Company, as disclosed pursuant to the compensation disclosure rules of the SEC under Item 402 of Regulation S-K (which disclosure shall include the compensation overview, the related compensation tables and related narrative discussion and any other related material included herein).”

Although the vote is non-binding, our board of directors and Compensation Committee value the opinions expressed by our stockholders in their vote on this proposal and will review and consider the outcome of the vote in connection with their ongoing evaluation of the Company’s executive compensation program.

Required Vote

The affirmative vote by holders of a majority of the shares present, in person or represented by proxy, at the Annual Meeting is required for approval of this proposal. Abstentions and broker non-votes will have the same effect as a vote “against”; failures to vote are not considered as votes cast and will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 3.

PROPOSAL 4 — NON-BINDING ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION VOTE

As noted in “Proposal 3” above, we are asking our stockholders to cast a non-binding advisory vote on the compensation of our named executive officers as described in this proxy statement. The Company is presenting the following Proposal 4, also known as a “say-on-frequency” vote, in accordance with SEC rules and regulations, which gives stockholders the opportunity to vote, on a non-binding advisory basis, for their preference as to how frequently we should seek future “say-on-pay” advisory votes on the compensation of our named executive officers, as set forth in “Proposal 3” above. By voting with respect to this proposal, stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation every one, two, or three years.

Our board of directors values the opinion of our stockholders, and although this proposal is non-binding, our board of directors will consider the results of this vote in determining how often the Company should hold advisory “say-on-pay” votes on executive compensation in the future. In that regard, our board of directors will consider the option that receives the greatest number of votes to be the preference of our stockholders.

After careful consideration, our board of directors recommends that an advisory vote on the compensation of our named executive officers be submitted annually. In formulating its recommendation, our board of directors considered that compensation decisions are made annually and that an annual advisory vote on the compensation of our named executive officers will allow stockholders to provide more frequent and direct input on our compensation philosophy, policies and practices. It is expected that the next stockholder “say-on-frequency” vote will occur at the 2031 annual meeting of stockholders.

Required Vote

The alternative among one year, two year or three years that receives the greatest number of the shares present, in person or represented by proxy, at the Annual Meeting will be deemed to be the frequency preferred by our stockholders. Abstentions, failures to vote and broker non-votes are not considered as votes cast and will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE IN FAVOR OF “ONE YEAR” AS THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 5 — REVERSE STOCK SPLIT PROPOSAL

Overview

The board of directors is asking stockholders to consider and vote upon an amendment to our Certificate of Incorporation to combine the outstanding shares of our Common Stock into a lesser number of outstanding shares, a so-called “reverse stock split.” If approved by the stockholders as proposed, the board of directors would have the sole discretion to effect the Reverse Stock Split at any time after approval of such amendment and no later than the one year anniversary of such approval and to fix the specific ratio for the Reverse Stock Split, provided that the ratio would be not less than one-for-5 and not more than one-for-40. The board of directors would also have the discretion to abandon the Reverse Stock Split prior to its effectiveness.

If approved by our stockholders, the Reverse Stock Split would permit (but not require) the board of directors to effect a reverse stock split of the outstanding shares of our Common Stock at any time by a ratio of not less than one-for-5 and not more than one-for-40, with the specific ratio to be fixed within this range by the board of directors in its sole discretion without further stockholder approval. We believe that enabling the board of directors to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders. In fixing the ratio, the board of directors may consider, among other things, factors such as: the historical trading price and trading volume of our Common Stock; the number of shares of our Common Stock outstanding; the then-prevailing trading price and trading volume of our Common Stock; the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock; potential financing opportunities; and prevailing general market and economic conditions.

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing of a Certificate of Amendment setting forth the Reverse Stock Split (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware (the “Secretary of State”), or at the later time set forth in the Certificate of Amendment. The exact timing of the amendment will be determined by the board of directors based on its evaluation as to when such action will be the most advantageous to our Company and our stockholders. In addition, the board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State, the board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

The proposed form of the Certificate of Amendment to our Certificate of Incorporation to effect the Reverse Stock Split is attached as Appendix A to this proxy statement. Any amendment to our Certificate of Incorporation to effect the Reverse Stock Split will include the reverse stock split ratio fixed by the board of directors, within the range approved by our stockholders.

Reasons for the Reverse Stock Split

Our primary objective in effectuating the Reverse Stock Split would be to attempt to raise the per-share trading price of our Common Stock to meet the Nasdaq Listing Rules, which requires, among other things, that our Common Stock have a per share bid price that is greater than or equal to $1.00 per share. On April 11, 2025, the closing bid price for our Common Stock on the Nasdaq Global Market (“Nasdaq”) was $0.32 per share. The board of directors also believes that a higher stock price may help generate investor interest in the Company.

If the Reverse Stock Split successfully increases the per share price of our Common Stock, the board of directors also believes this increase may increase trading volume in our Common Stock and facilitate future financings by the Company.

Nasdaq Listing Rules

The Company’s Common Stock is currently listed on Nasdaq under the symbol APLT. As previously disclosed, on February 7, 2025, the Company received a deficiency letter (the “Nasdaq Letter”) from Nasdaq staff notifying the Company that, for the last 30 consecutive business days, the closing bid price of the Common Stock had not been maintained at the minimum required closing bid price of at least $1.00 per share, as required for continued listing on Nasdaq pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”).

In accordance with Nasdaq Listing Rule 5810(c)(3), the Company has 180 calendar days, or until August 6, 2025, to regain compliance with the Bid Price Rule. During such compliance period, if the Common Stock has a closing bid price of $0.10 or less for ten consecutive trading days, Nasdaq staff would be entitled to issue a Staff Delisting Determination, with the potential opportunity for the Company to appeal such determination. If the Company does not regain compliance by August 6, 2025, the Company may be eligible for an additional 180 calendar day grace period if it transfers the listing of its Common Stock to the Nasdaq Capital Market.

Failure to approve the Reverse Stock Split may have serious, adverse effects on the Company and its stockholders. Our Common Stock could be delisted from Nasdaq because shares of our Common Stock may continue to trade below the requisite $1.00 per share price needed to comply with the Nasdaq Listing Rules and maintain our listing. Our shares may then be quoted on the OTC Bulletin Board or other small trading markets, which are generally considered to have less volume and be less efficient markets. We believe an investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons. In that event, the Common Stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading and may be avoided by retail and institutional investors, resulting in the impaired liquidity of our Common Stock.

As of the Record Date, our Common Stock closed at $0.32 per share on Nasdaq. The Reverse Stock Split, if effected, should have the immediate effect of increasing the price of our Common Stock as reported on Nasdaq, therefore reducing the risk that our Common Stock could be delisted from Nasdaq. However, we cannot assure you that the price of our Common Stock will not decline after the Reverse Stock Split. Under new Nasdaq Listing Rule 5810(c)(3)(A)(iv), if the price of our Common Stock fails to satisfy the $1.00 minimum bid price requirement for a 30 consecutive trading day period within one year after effectiveness of the Reverse Stock Split or if the Company has effected one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one, then the Company shall not be eligible for any compliance period specified in Nasdaq Listing Rule 5810(c)(3)(A) and the Listing Qualifications Department will issue a Staff Delisting Determination under Nasdaq Listing Rule 5810 with respect to that security, then the Common Stock would be subject to delisting by Nasdaq Stock without any opportunity for a cure period.

Our board of directors believes that the Reverse Stock Split may be necessary to maintain our listing on Nasdaq. Accordingly, the board of directors has recommended that our shareholders approve the Reverse Stock Split Proposal to effect the Reverse Stock Split and directed that this proposal be submitted to our shareholders for approval at the Annual Meeting, including for the reasons discussed below.

Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company

An increase in our stock price may make our Common Stock more attractive to investors. Brokerage firms may be reluctant to recommend lower-priced securities to their clients lower-priced securities. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of our Common Stock. Investment funds may also be reluctant to invest in lower-priced stocks. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Giving the board of directors the ability to effect the Reverse Stock Split, and thereby increase the price of our Common Stock, would give the board of directors the ability to address these issues if it is deemed necessary.

Improve the Perception of Our Common Stock as an Investment Security

The board of directors believes that effecting the Reverse Stock Split is one potential means of increasing the share price of our Common Stock to improve the perception of our Common Stock as a viable investment security. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our Common Stock, but also our market liquidity.

Risks Associated with the Reverse Stock Split

There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in an increase in the per share price of our Common Stock.

The Company cannot predict whether the Reverse Stock Split will increase the market price for our Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

•	the market price per share will achieve the $1.00 minimum bid price requirement for a sufficient period for our Common Stock to be approved for continued listing by Nasdaq;

•	we would otherwise meet the listing requirements that would allow continued listing of our Common Stock on Nasdaq;

•

the market price per share of our Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our Common Stock outstanding before the effective time of the Reverse Stock Split (the “Effective Time”);

•	the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower-priced stocks;

•	the Reverse Stock Split will result in a per share price that will increase the ability of the Company to attract and retain employees; and

•	the Reverse Stock Split would promote greater liquidity for our shareholders with respect to their shares.

In addition, the Reverse Stock Split would reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, increasing the number of authorized but unissued shares of Common Stock. Therefore, the number of shares of our Common Stock that are authorized and unissued will increase relative to the number of issued and outstanding shares of our Common Stock following the Reverse Stock Split. The board of directors may authorize the issuance of the remaining authorized and unissued shares without further stockholder action for a variety of purposes, except as such shareholder approval may be required in particular cases by our Certificate of Incorporation, applicable law, or the rules of any stock exchange on which our securities may then be listed. The issuance of additional shares would be dilutive to our existing shareholders and may cause a decline in the trading price of our Common Stock.

The market price of our Common Stock will also be based on the performance of the Company and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of the Reverse Stock Split.

In evaluating the Reverse Stock Split, in addition to the considerations described above, the board of directors also took into account various negative factors associated with reverse stock splits generally. These factors include: the negative perception of reverse stock splits held by some investors, analysts, and other stock market participants; the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined in share price and corresponding market capitalization; the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and the costs associated with implementing a reverse stock split.

We also believe that the low market price of our Common Stock impairs its acceptability to important segments of the institutional investor community and the investing public. Many investors look upon low-priced stock as speculative in nature and, as a matter of policy, avoid investment in such stocks. Moreover, the low market price of our Common Stock may have reduced the effective marketability of our shares because of the reluctance of many brokerage firms to recommend low-priced stock to their clients. Further, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in low-priced stocks. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that function to make the handling of low-priced stocks unattractive to brokers from an economic standpoint. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of low-priced stock because the brokerage commission on a sale of low-priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher-priced issue.

In order to provide flexibility, the board of directors is seeking stockholder approval for a range of reverse stock split ratios of not less than one-for-5 and not more than one-for-40.

We believe that enabling the board of directors to set the exact reverse stock split ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining whether to implement the Reverse Stock Split and selecting the exchange ratio, the board of directors will consider factors such as:

•	The total number of shares of Common Stock outstanding;

•	The Nasdaq Listing Rules for the continued listing of our Common Stock;

•	The historical trading price and trading volume of our Common Stock;

•	The then prevailing trading price and trading volume for our Common Stock;

•	The anticipated impact of the Reverse Stock Split on the trading price of and market for our Common Stock;

•	Potential financing opportunities; and

•	Prevailing general market and economic conditions.

Reducing the number of outstanding shares of our Common Stock through a Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

The board of directors will have sole discretion as to any implementation of, and the exact timing and actual ratio of, the Reverse Stock Split within the range of ratios specified in this Reverse Stock Split Proposal and within one year after the date of the Annual Meeting. The board of directors may also determine that the Reverse Stock Split is no longer in the best interests of our Company and our stockholders and decide to abandon the Reverse Stock Split at any time before, during or after the Annual Meeting and prior to its effectiveness, without further action by the stockholders.

The Reverse Stock Split alone would have no effect on our authorized capital stock, and the total number of authorized shares would remain the same as before the reverse stock split. This would have the effect of increasing the number of shares of Common Stock available for issuance. As of the Record Date, the number of authorized shares of our Common Stock was 250,000,000 shares, which will not be affected by the Reverse Stock Split.

The additional available shares would be available for issuance from time to time at the discretion of the board of directors when opportunities arise, without further stockholder action or the related delays and expenses, except as may be required for a particular transaction by law, the rules of any exchange on which our securities may then be listed, or other agreements or restrictions. There are no preemptive rights relating to the Common Stock. As such, any issuance of additional shares of Common Stock would increase the number of outstanding shares of Common Stock and (unless such issuance was pro rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly.

The table below illustrates the impacts of certain, but not all, possible reverse stock split ratios of the Common Stock, based on information as of the Record Date.

	Current(1)	1:5	1:15	1:25	1:40
Common Stock Authorized	250,000,000	250,000,000	250,000,000	250,000,000	250,000,000
Common Stock Issued and Outstanding	141,575,526	28,315,105	9,438,368	5,663,021	3,539,388
Number of Shares of Common Stock Reserved for Future Issuance	36,526,895	7,305,379	2,435,126	1,461,075	913,172
Number of Shares of Common Stock Authorized but Unissued and Unreserved	71,897,679	14,379,535	4,793,178	2,875,907	1,797,441
Price per share (2)	$0.32	$1.60	$4.80	$8.00	$12.80

(1)	Data provided is as of April 11, 2025.
(2)	The price per share indicated reflects solely the application of the applicable reverse split ratio to the closing price of the Common Stock on April 11, 2025.

We are exploring various sources of financing, including through potential future sales of Common Stock or other securities. There can be no assurance, however, even if the Reverse Stock Split is approved and implemented, that any financing transaction would be undertaken or completed. If we are unable to raise additional capital when needed, through future sales of equity or convertible debt securities or through collaborations, strategic alliances or third-party licensing arrangements, we could be forced to delay, reduce or terminate certain of our development programs or other operations and or may not be able to continue as a going concern.

As of the Record Date, we had 141,575,526 shares of Common Stock issued and outstanding, 7,058,636 shares of Common Stock reserved for issuance upon the exercise of outstanding options, 5,232,074 shares reserved for issuance upon vesting of restricted stock units, 14,357,756 shares of Common Stock reserved for issuance upon the exercise of outstanding warrants, 1,747,091 shares of Common Stock reserved for future issuance under the Company’s 2019 Employee Stock Purchase Plan (the “ESPP”) and 8,131,338 shares of Common Stock reserved for future issuance under the Company’s 2019 Equity Incentive Plan, as amended (the “2019 Plan”). As of the Record Date, we have no shares of preferred stock outstanding, which will not change with the effectiveness of the Reverse Stock Split.

Procedure for Implementing the Reverse Stock Split

The Effective Time, if approved by stockholders and implemented by the Company, will be the date and time set forth in the Certificate of Amendment that is filed with the Secretary of State. If the Reverse Stock Split Proposal is approved and the board of directors determines to proceed with the Reverse Stock Split, the exact timing of the filing of the Certificate of Amendment will be determined by our board of directors.

If, at any time prior to the filing of the Certificate of Amendment with the Secretary of State, notwithstanding stockholder approval, and without further action by the stockholders, the board of directors, in its sole discretion, determines that it is in the Company’s best interests and the best interests of the Company’s stockholders to delay the filing of the Certificate of Amendment or abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned. The Company reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of State of the Certificate of Amendment, even if the authority to effect the Reverse Stock Split has been approved by our stockholders. By voting in favor of the Reverse Stock Split Proposal, you are expressly also authorizing the board of directors to delay, not to proceed with, and abandon, the Reverse Stock Split if it should so decide, in its sole discretion, that such action is in the best interests of the Company and its stockholders.

Beneficial Holders of Common Stock

Upon the implementation of the Reverse Stock Split, we intend to treat shares of our Common Stock held by stockholders through a bank, broker or other nominee in the same manner as registered stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our Common Stock with a bank, broker or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers or other nominees.

Registered “Book-Entry” Holders of Common Stock

Certain of our registered holders of Common Stock hold their shares of our Common Stock electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with statements reflecting the number of shares registered in their accounts.

Stockholders who hold shares of our Common Stock electronically in book-entry form with the transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split Common Stock.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by the transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent. Unless a stockholder specifically requests a new paper certificate or holds restricted shares, upon the stockholder’s surrender of all of the stockholder’s Old Certificates to the transfer agent, together with a properly completed and executed letter of transmittal, the transfer agent will register the appropriate number of shares of post-Reverse Stock Split Common Stock electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares registered in the stockholder’s account. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for the appropriate number of shares of post-Reverse Stock Split Common Stock. If an Old Certificate has a restrictive legend on its reverse side, a new certificate will be issued with the same restrictive legend on its reverse side.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive cash in lieu of such fractional share.

Effect of the Reverse Stock Split on Outstanding Stock Options, Warrants, Convertible Preferred Stock and Employee Plans

Based upon the reverse stock split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options, warrants and convertible preferred stock entitling the holders to purchase shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants or convertible preferred stock upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the reverse stock split ratio.

Potential Effects of the Reverse Stock Split

If our stockholders approve the Reverse Stock Split and the board of directors effects it, the number of shares of Common Stock authorized and issued and outstanding will be reduced due to the Reverse Stock Split, depending upon the ratio determined by the board of directors. The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described above in “—Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive the Fractional Share Payment (as defined below in the Certificate of Amendment) automatically and without any action by the holder. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split will not change the terms of the Common Stock. After the Reverse Stock Split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. The Common Stock will remain fully paid and non-assessable. The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of our Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

After the Effective Time, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act. Subject to our compliance with applicable continued listing requirements, our Common Stock will continue to be listed on Nasdaq and traded under the symbol “APLT,” although the exchange will add the letter “D” to the end of the trading symbol for a period of 20 trading days after the Effective Time to indicate that a Reverse Stock Split has occurred. If a Reverse Stock Split is effected, then after the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates for our Common Stock with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described above under “—Procedure for Implementing the Reverse Stock Split.” The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” as described by Rule 13e-3 under the Exchange Act.

After the Effective Time, the post-split market price of our Common Stock may be less than the pre-split price multiplied by the reverse stock split ratio. In addition, a reduction in number of shares outstanding may impair the liquidity for our Common Stock, which may reduce the value of our Common Stock.

In addition, a Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could have possible anti-takeover effects and could be used by us to oppose a hostile takeover attempt or to delay or prevent changes in our control or management (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the board of directors or contemplating a tender offer or other transaction for the combination of us with another company). These authorized but unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of the Company more difficult, and therefore more unlikely, or used to resist or frustrate a third-party transaction that is favored by a majority of the independent stockholders. For example, without further stockholder approval, our board of directors could (within the limits imposed by applicable law) strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor our then current board of directors, or the shares could be available for potential issuance pursuant to a shareholder rights plan. The additional authorized shares could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the board of directors in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the board of directors although perceived to be desirable by some stockholders. The issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Despite these possible anti-takeover effects, this proposal has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt or any effort of which we are aware to accumulate our stock or to obtain control of our company by means of a merger, tender offer, solicitation in opposition to management or otherwise (nor is our board of directors currently aware of any such attempts directed at us). Nevertheless, stockholders should be aware that approval of this proposal could facilitate future efforts by us to deter or prevent changes in our control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Accounting Matters

The proposed amendment to our Certificate of Incorporation will not affect the par value of our Common Stock. As a result, at the effective time of the Reverse Stock Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced in the same proportion as the reverse stock split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the Common Stock will be reclassified for prior periods to conform to the post-Reverse Stock Split presentation.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion summarizes certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock. This summary addresses the tax consequences only to U.S. Holders. For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation for U.S. Federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust if either a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of such trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

This summary is based upon current provisions of the Code, existing Treasury Regulations and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the IRS has been or will be requested in connection with the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.

No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders that: (i) are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for U.S. federal income tax purposes other than the U.S. dollar.

In addition, the following discussion does not address state, local or foreign tax consequences of the Reverse Stock Split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion generally assumes that for U.S. federal income tax purposes, the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction.

Cash in Lieu of Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. For purposes of the discussion below, a “U.S. Holder” is any beneficial owner of shares of our common stock that is not a partnership and, for U.S. federal income tax purposes, is or is treated as described above.

A U.S. Holder who receives cash in lieu of a fractional share of common stock should be treated as first receiving such fractional share and then receiving cash in redemption of such fractional share. A U.S. Holder who receives cash in lieu of a fractional share in the Reverse Stock Split and whose proportionate interest in us is reduced (after taking into account certain constructive ownership rules) should generally recognize capital gain or loss in an amount equal to the difference between the amount of the cash received and the portion of such holder’s adjusted tax basis in the shares of common stock surrendered that is allocated to the fractional share. Such capital gain or loss should be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock surrendered exceeded one year at the effective time of the Reverse Stock Split. A U.S. Holder that receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split and whose proportionate interest in us is not reduced (after taking into account certain constructive ownership rules) should generally be treated as having received a distribution that will be treated first as dividend income to the extent paid out of our current or accumulated earnings and profits, and then as a tax-free return of capital to the extent of the U.S. holder’s tax basis in our common stock, with any remaining amount being treated as capital gain. U.S. Holders should consult their tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.

U.S. Holders (other than corporations and certain other exempt recipients) may be subject to information reporting with respect to any cash received in exchange for a fractional share interest in a new share in the Reverse Stock Split. U.S. Holders who are subject to information reporting and who do not provide a correct taxpayer identification number and other required information (such as by submitting a properly completed Internal Revenue Service (the “IRS”) Form W-9) may also be subject to backup withholding at the applicable rate. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against the U.S. Holder’s U.S. federal income tax liability, if any, provided that the required information is properly furnished in a timely manner to the IRS. U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368(a) of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. Holder generally will not recognize gain or loss upon the exchange of our Common Stock for a lesser number of shares of Common Stock, based upon the reverse stock split ratio. A U.S. Holder’s aggregate tax basis in the lesser number of shares of Common Stock received in the Reverse Stock Split will be the same such U.S. Holder’s aggregate tax basis in the shares of our Common Stock that such U.S. Holder owned prior to the Reverse Stock Split. The holding period for the Common Stock received in the Reverse Stock Split will include the period during which a U.S. Holder held the shares of our Common Stock that were surrendered in the Reverse Stock Split. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received pursuant to the Reverse Stock Split. U.S. Holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

THE FOREGOING IS A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON SHARES SHOULD CONSULT ITS TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

Amendment Effective Date

If the proposed amendment to the Certificate of Incorporation as described in this Reverse Stock Split Proposal is approved by the stockholders, upon the board of directors’ determination, if any, to effectuate the Reverse Stock Split and of the ratio (within the range approved pursuant to this Reverse Stock Split Proposal) of such Reverse Stock Split, the Company will file the Certificate of Amendment reflecting the adopted amendment with the Secretary of State. The Certificate of Amendment will be effective upon its filing or at such later time as specified in the Certificate of Amendment. If the stockholders do not approve this Reverse Stock Split Proposal, the Certificate of Amendment will not be filed with the Secretary of State.

Dissenters’ Rights

No dissenters’ rights are available under the General Corporation Law of the State of Delaware (the “DGCL”) or under the Certificate of Incorporation or the Bylaws to any stockholder who dissents from this Reverse Stock Split Proposal.

No Appraisal Rights

Our stockholders are not entitled to appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.

Interests of Directors and Executive Officers

Our directors and executive officers do not have substantial interest, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of Common Stock or any other of our securities.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to abandon the Reverse Stock Split without further action by our stockholders before the effectiveness of the filing with the Secretary of State the Certificate of Amendment, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the Annual Meeting. By voting in favor of the Reverse Stock Split, you are expressly also authorizing the board of directors to delay, not to proceed with, and abandon, the Reverse Stock Split if it should so decide, in its sole discretion, that such action is in the best interests of the Company and its stockholders.

Required Vote

The affirmative vote of the majority of the votes cast, in person or represented by proxy, at the Annual Meeting is required for approval of this proposal. Abstentions, failures to vote and broker non-votes are not considered as votes cast and will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 5.

PROPOSAL 6 — AUTHORIZATION OF ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES

If at the Annual Meeting, the number of shares of the Common Stock present or represented and voting in favor of the Reverse Stock Split Proposal is insufficient to approve the proposal, our proxy holders may move to adjourn the Annual Meeting in order to enable our board of directors to continue to solicit additional proxies in favor of the Reverse Stock Split Proposal. In that event, you will be asked to vote only upon this adjournment proposal and not on any other proposals.

In this proposal, we are asking you to authorize the holder of any proxy solicited by our board of directors to vote in favor of adjourning the Annual Meeting and any adjournments or postponements thereof, if necessary, to solicit additional proxies in favor of the Reverse Stock Split Proposal, including the solicitation of proxies from stockholders that have previously voted against the proposal. Among other things, approval of the adjournment proposal could mean that, even if proxies representing a sufficient number of votes against the Reverse Stock Split Proposal have been received, we could adjourn the Annual Meeting without a vote on the Reverse Stock Split Proposal and seek to convince the holders of those shares to change their votes to votes in favor of the approval of the Reverse Stock Split Proposal.

If it is necessary to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our stockholders, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Required Vote

Authorization of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of the Reverse Stock Split Proposal requires the affirmative vote by holders of a majority of shares present, in person or represented by proxy, at the Annual Meeting. Abstentions and broker non-votes will have the same effect as a vote “against”; failures to vote are not considered as votes cast and will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 6.

AUDIT COMMITTEE REPORT

The Audit Committee reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2024, with our management and with our independent registered public accounting firm, Ernst & Young LLP. In addition, the Audit Committee discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee also discussed with Ernst & Young LLP the written disclosures and the independence letter from Ernst & Young LLP required by the applicable requirements of the PCAOB.

Based on the Audit Committee’s review of the audited consolidated financial statements and the review and discussions described in the preceding paragraph, the Audit Committee recommended to the board of directors that the audited consolidated financial statements for the fiscal year ended December 31, 2024, be included in the Annual Report.

Audit Committee

Stacy J. Kanter (Chair)

Teena Lerner

Jay S. Skyler

The above Audit Committee Report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act whether made before or after the date of this proxy statement and irrespective of any general incorporation language in any such filings.

Independent Registered Public Accounting Firm

Fees Billed by the Principal Accountant

We were billed the following fees by our independent registered public accounting firm for the fiscal years ended December 31, 2024 and 2023:

	Year Ended December 31,
	2024	2023
Audit Fees(1)	$520,000	$470,000
Audit-Related Fees(2)	$475,000	$143,500
Tax Fees	—	—
All Other Fees	—	—

Total	$995,000	$613,500

(1)	Audit fees consist of fees for services necessary to perform the audit of our consolidated financial statements for fiscal 2024 and 2023.
(2)

Audit-related fees consist of fees for assurance and related services reasonably related to the performance of the audit or review and fees related to the preparation and review of documents filed with the SEC.

Pre-approval of Services

The Audit Committee pre-approves all audit and non-audit services rendered by our independent auditor. The Audit Committee has not adopted a formal written policy or procedures for the pre-approval of audit and non-audit services rendered by our independent auditor. The Audit Committee generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service. The Audit Committee approved all of the services in the table above.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding beneficial ownership of our Common Stock as of April 11, 2025 by:

•	Each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;

•	Each of our directors;

•	Each of our named executive officers; and

•	All of our current executive officers and directors as a group.

The percentage ownership information is based on 141,575,526 shares of Common Stock outstanding as of April 11, 2025.

Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our Common Stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of our Common Stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable within 60 days of April 11, 2025. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Except as otherwise noted below, the address for each person or entity listed in the table is Applied Therapeutics, Inc., 545 Fifth Avenue, Suite 1400, New York, NY 10017.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater than 5% Stockholders:
Entities affiliated with Venrock Healthcare Capital Partners III, L.P.(1)	11,805,301	9.4%
Entities affiliated with Alexandria Real Estate Equities, Inc.(2)	12,559,054	8.5%
Entities affiliated with Vestal Point Capital, LP (3)	11,500,000	8.1%
Entities affiliated with Blackrock, Inc.(4)	9,296,075	6.6%
Entities affiliated with Schonfeld Strategic Advisors LLC (5)	8,769,640	6.2%
Entities affiliated with Propel Bio Management, LLC(6)	8,071,526	5.7%
Directors and Executive Officers:
Les Funtleyder(7)	452,503	*
Stacy J. Kanter(8)	182,940	*
Teena Lerner, Ph.D.(9)	204,303	*
Jay S. Skyler, M.D., MACP(10)	128,690	*
Constantine Chinoporos(11)	90,186	*
Dale Hooks(12)	162,500	*
Riccardo Perfetti, M.D., Ph.D.(13)	1,062,754	*
Catherine Thorpe	—	—
John H. Johnson	—	—
All current executive officers and directors as a group (nine persons)(14)	2,283,876	1.6%

*	Represents beneficial ownership of less than 1%.

(1)

Based solely on a Schedule 13G/A filed by Venrock Healthcare Capital Partners III, L.P. (“VHCP III”), VHCP Co-Investment Holdings III, LLC (“VHCP Co-Investment III”), Venrock Healthcare Capital Partners EG, L.P. (“VHCP EG”), VHCP Management III, LLC (“VHCP Management III”), VHCP Management EG, LLC (“VHCP Management EG”), Nimish Shah (“Shah”) and Bong Koh (“Koh” and, together with VHCP III, VHCP Co-Investment III, VHCP EG, VHCP Management III, VHCP Management EG, and Shah, the “Venrock Entities”) on February 14, 2025, (i) VHCP III holds 2,637,666 shares of Common Stock and 1,014,989 shares of Common Stock issuable upon the exercise of Pre-Funded Warrants, (ii) VHCP Co-Investment III holds 263,877 shares of Common Stock and 101,541 shares of Common Stock issuable upon the exercise of Pre-Funded Warrants and (iii) VHCP EG holds 7,089,048 shares of Common Stock and 2,584,715 shares of Common Stock issuable upon the exercise of Pre-Funded Warrants. The address of the Venrock Entities is 7 Bryant Park, 23rd Floor, New York, NY 10018.

(2)

Based solely on a Schedule 13G/A filed by Alexandria Real Estate Equities, Inc. (“ARE”), Alexandria Venture Investments, LLC (“AVI”) and Alexandria Equities No. 7, LLC (“AE7” and collectively with ARE and AVI, the “Alexandria Entities”) on November 13, 2024, (i) AVI holds 5,855,077 shares of Common Stock, pre-funded warrants (the “Pre-Funded Warrants”) exercisable for 1,500,000 shares of Common Stock, and common stock warrants (the “Common Stock Warrants”) exercisable for 2,950,000 shares of Common Stock and (ii) AE7 holds 203,977 shares of Common Stock and Common Stock Warrants exercisable for 2,050,000 shares of Common Stock. Each of AVI and AE7 are indirect, wholly owned subsidiaries of ARE and, accordingly, ARE may be deemed to share voting and dispositive power with AVI and AE7 with respect to the shares reported herein. The address for the Alexandria Entities is 26 North Euclid Avenue, Pasadena, CA 91101.

(3)

Based solely on a Schedule 13G filed by Vestal Point Capital, LP (“Vestal Point LP”) and Ryan Wilder on February 14, 2025, a certain fund and managed account (the “Vestal Point Fund and Account”) holds 11,500,000 shares of Common Stock. Vestal Point LP is the investment adviser to the Vestal Point Fund and Account. The sole general partner of Vestal Point LP is Vestal Point Capital, LLC (“Vestal Point LLC” and, together with Mr. Wilder, Vestal Point LP, the Vestal Point Fund and Account, the “Vestal Entities”). The managing member of Vestal Point LLC is Mr. Wilder. As a result, Mr. Wilder may be deemed to have voting and investment power over the securities held by the Vestal Point Fund and Account. Mr. Wilder disclaims beneficial ownership of such securities, except to the extent of his pecuniary interest therein. The address for the Vestal Entities is c/o Vestal Point Capital, LP, 632 Broadway, Suite 602, New York, NY 10012.

(4)

Based solely on a Schedule 13G/A filed by certain business units of BlackRock, Inc., its subsidiaries and affiliates (collectively, the “BlackRock Entities”) on February 5, 2025, the BlackRock Entities are the beneficial owners of 9,296,075 shares of Common Stock. The address for the BlackRock Entities is 50 Hudson Yards, New York, NY 10001.

(5)

Based solely on a Schedule 13G filed by Schonfeld Strategic Advisors LLC (“Schonfeld”) on February 14, 2025, certain separately managed accounts (the “Schonfeld SMAs”) hold 8,769,640 shares of Common Stock. Schonfeld is an investment adviser to several private funds and engages third party sub-advisers to manage assets of its private funds as separately managed accounts, including the Schonfeld SMAs. Schonfeld may be deemed to indirectly beneficially own the securities owned by the Schonfeld SMAs. The address for the Schonfeld is 590 Madison Avenue, 23rd Floor, New York, NY 10022.

(6)

Based solely on a Schedule 13G/A filed by Propel Bio Management, LLC (“Propel Bio Management”), Propel Bio Partners LLC (“Propel Bio Partners” and, together with Propel Bio Management, “Propel”), Leen Kawas (“Kawas”), Richard Kayne and Suzanne Kayne Living Trust, (“RKSK Trust”) and Richard Kayne (“Kayne”) on February 22, 2024, (i) a private investment fund (the “PIF”) holds 8,071,526 shares of Common Stock, (ii) the RKSK Trust holds 901,907 shares of Common Stock and (iii) a special purpose vehicle (the “SPV” and, together with Propel, Kawas, RKSK Trust, the PIF and Kayne, the “Propel Entities”) holds 653,144 shares of Common Stock. Propel and Kawas provide discretionary advisory services to the PIF and may be deemed to beneficially own the shares held by the PIF. Kawas is the sole owner of Propel and has voting and investment power over the securities held by Propel. Kayne is the sole trustee of the RKSK Trust and has voting and investment power over the securities held by the RKSK Trust. Propel Bio Partners serves as the manager to the SPV and general partner to the PIF. Kawas and Kayne are control persons of Propel Bio Partners. Propel Bio Partners holds voting and investment power over the securities held by the SPV and PIF. Kawas, Kayne and Propel Bio Partners each disclaim beneficial ownership of such securities, except to the extent of their pecuniary interest therein. The address for the Propel Entities is 340 Madison Avenue, 19th Floor, New York, NY 10173.
(7)

Includes 191,692 shares of Common Stock underlying outstanding options that are immediately exercisable or will be immediately exercisable within 60 days of April 11, 2025 and 50,000 restricted stock units that will vest within 60 days of April 11, 2025.

(8)

Includes 63,690 shares of Common Stock underlying outstanding options that are immediately exercisable or will be immediately exercisable within 60 days of April 11, 2025 and 11,250 restricted stock units that will vest within 60 days of April 11, 2025.

(9)

Includes 87,631 shares of Common Stock underlying outstanding options that are immediately exercisable or will become exercisable within 60 days of April 11, 2025 and 11,250 restricted stock units that will vest within 60 days of April 11, 2025.

(10)

Includes 63,690 shares of Common Stock underlying outstanding options that are immediately exercisable or will be immediately exercisable within 60 days on April 11, 2025 and 11,250 restricted stock units that will vest within 60 days of April 11, 2025.

(11)	Includes 12,500 restricted stock units that will vest within 60 days of April 11, 2025.
(12)	Includes 81,250 restricted stock units that will vest within 60 days of April 11, 2025.
(13)

Includes 668,545 shares of Common Stock underlying outstanding options that are immediately exercisable or will be immediately exercisable within 60 days of April 11, 2025 and 41,667 restricted stock units that will vest within 60 days of April 11, 2025.

(14)

Includes an aggregate of (a) 1,075,248 shares of Common Stock underlying outstanding options that are immediately exercisable or will be immediately exercisable within 60 days and (b) 219,167 restricted stock units that will vest within 60 days of April 11, 2025, held by nine executive officers and directors.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Directors, executive officers and greater than ten percent shareholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based upon a review of copies of such forms furnished to the Company and written representations provided by the reporting persons, the Company believes that all Section 16(a) filing requirements were timely met in 2024.

EXECUTIVE AND DIRECTOR COMPENSATION

Overview of Our Executive Compensation Program

Introduction

This section provides a description of our compensation program for each of our named executive officers for 2024. We refer to these individuals throughout this proxy statement as our named executive officers.

Our named executive officers for the year ended December 31, 2024, consisting of each person who served as our principal executive officer during 2024 and our two other most highly compensated executive officers who were serving as of December 31, 2024, are as follows:

•	John H. Johnson, our Executive Chairman;

•	Les Funtleyder, our Interim Chief Executive Officer and Chief Financial Officer;

•	Dale Hooks, our Chief Commercial Officer; and

•	Shoshana Shendelman, Ph.D., our former President, Chief Executive Officer, and Secretary.

There were significant changes to our executive team in late 2024, which impacted the identity of our named executive officers. On December 19, 2024, (i) we appointed John H. Johnson as our Executive Chairman and Chair of the board of directors, (ii) we promoted Les Funtleyder into the role of Interim Chief Executive Officer, which is in addition to his existing role as our Chief Financial Officer and a member of the Board, and (iii) Dr. Shoshana Shendelman stepped down from the role of President, Chief Executive Officer and Secretary and as a member of the Board.

We believe that Mr. Johnson and Mr. Funtleyder have the skills and experience necessary to lead our company and to help us achieve our key business objectives and provide long-term value for our stockholders.

Role of the Compensation Committee in Executive Compensation

Our Compensation Committee made all decisions regarding the compensation levels of our named executive officers in 2024. It is our Compensation Committee’s responsibility to:

•	Oversee the design of our executive compensation programs, policies and practices;

•	Determine the types and amounts of compensation for our named executive officers; and

•	Review and approve the adoption, termination and amendment of, and to administer and, as appropriate, make recommendations to the board of directors, regarding our incentive compensation programs.

Our objective is to provide a market-based executive compensation program that aligns the interests of our named executive officers with our stockholders and incentivizes them to achieve our key business objectives.

Role of the Independent Compensation Consultant in Executive Compensation

Our Compensation Committee regularly reviews the competitiveness of our executive compensation program and relevant governance trends when determining the compensation levels for our named executive officers. Our Compensation Committee has retained AON Radford Global Compensation Consulting (“Aon”) as its independent compensation consultant to assist in this process and to provide advice on our executive compensation practices.

Aon does no work for our management team that is not under the Compensation Committee’s purview. Representatives of Aon attended certain meetings of the Compensation Committee, including meeting with members of the Compensation Committee without members of management present. During 2024, our Compensation Committee reviewed the independence of Aon using assessment criteria under applicable Nasdaq rules and concluded that the retention of Aon did not raise any conflicts of interest.

Elements of our Executive Compensation Program

The compensation program for our named executive officers consists of an annual base salary, the ability to earn short-term cash bonuses, grants of long-term equity incentive awards subject to the achievement of specific vesting conditions and the ability to participate in employee benefit plans and programs at the same level and on the same terms as apply to our employees more broadly.

We review compensation at least annually for our named executive officers. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our executives to achieve short- and long-term results that are in the best interests of our stockholders and a long-term commitment to our company.

The following is a detailed description of each material element of our compensation program for our named executive officers:

Base Salary. Base salary is a fixed component of compensation that we provide each of our named executive officers. The base salary payable to each of our named executive officers was initially established through arm’s-length negotiations at the time of the officer’s hiring, taking into account the officer’s qualifications and experience, the scope of their responsibilities and competitive market compensation paid by other companies for similar positions within the industry and geography.

Base salaries are reviewed annually by our Compensation Committee, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. In making decisions regarding salary adjustments, we may also draw upon the experience of members of our board of directors with executives at other companies.

The 2024 annual base salaries for our named executive officers were as follows: (i) $1,010,250 for Mr. Johnson, (ii) $525,000 for Mr. Funtleyder (which was temporarily increased beginning on December 19, 2024, by $15,000 for each month that he serves as our Interim Chief Executive Officer), (iii) $525,000 for Mr. Hooks, and (iv) $665,000 for Dr. Shendelman.

Annual Cash Bonus. Our named executive officers are eligible to receive discretionary annual cash bonuses based on our Compensation Committee’s assessment of their individual performance, the performance of the Company and such other factors as are determined to be relevant by our Compensation Committee. Our Compensation Committee feels that a discretionary bonus program provides the best ability for the Compensation Committee to review individual and Company performance on a holistic basis and to appropriately reward our officers based on the Compensation Committee’s assessment of all relevant factors.

In February 2025, our Compensation Committee met and, after considering input from management, Aon in its role as the Compensation Committee’s independent compensation consultant and the Compensation Committee’s assessment of relevant company and individual performance, determined to award a cash bonus of (i) $225,600 for Mr. Funtleyder and (ii) $121,052 for Mr. Hooks, which represents 80% of the 2024 annual target amount for each of them. The Compensation Committee determined that bonuses at 80% of the target level were appropriate in light of the efforts provided by Mr. Funtleyder and Mr. Hooks throughout the year. Because Mr. Johnson did not commence employment until December 2024, Mr. Johnson was not eligible to receive a cash bonus for 2024.

Our Compensation Committee determined to not pay an annual bonus to Mr. Johnson, whose employment with the Company commenced on December 19, 2024. Dr. Shendelman was not eligible to receive an annual bonus for 2024 given her resignation on December 19, 2024.

Long-Term Equity Incentive Awards. Our named executive officers are eligible to receive long-term equity awards relating to shares of our Common Stock. These equity awards represent a significant component of our executive compensation program and are intended to motivate, incentivize and retain our officers while also further align their interests with those of our stockholders over extended vesting periods.

Our Compensation Committee evaluates whether to make equity award grants, and the type and size of those grants, in the context of our overall compensation program. Historically, we have granted awards of restricted stock units (“RSUs”), performance stock units (“PSUs”), and stock options to purchase shares of Common Stock (“Options”) to our named executive officers that are subject to multi-year vesting conditions. All equity awards granted to our named executive officers under our 2019 Plan will become fully vested upon a change in control of the Company in accordance with the terms of such plan.

In 2024, we made equity award grants to Mr. Johnson in connection with his appointment as our Executive Chairman, to Mr. Funtleyder in connection with his appointment as our Interim Chief Executive Officer and to Mr. Hooks in connection with his appointment as our Chief Commercial Officer, each of which are described in more detail below. We did not make any equity award grants to Dr. Shendelman in 2024.

Employee Benefits. Our named executive officers are generally eligible to participate in the same health, welfare and retirement arrangements as apply to our employees more broadly. We do not sponsor or maintain any defined benefit pension plans or similar arrangements and did not provide any perquisites to our named executive officers in 2024.

Named Executive Officer Employment Arrangements

Below are descriptions of our offer letters and employment agreements with our named executive officers (other than Dr. Shendelman). These agreements generally provide for at-will employment without any specific term and set forth the named executive officer’s initial compensation, eligibility for employee benefits and potential to receive severance payments and benefits upon a qualifying termination of employment. The key terms of the offer letters and employment agreements with our named executive officers (other than Dr. Shendelman) are described below.

Each named executive officer is also subject to certain restrictive covenants set forth in our standard form of Employee Confidential Information, Inventions, Non-Solicitation and Non-Competition Agreement.

Johnson Offer Letter

In December 2024, we entered into an offer letter with Mr. Johnson (the “Johnson Offer Letter”), which provides for an annual base salary of $1,010,250, an annual discretionary bonus beginning in 2025, eligibility to participate in the Company’s employee benefit plans that are offered to executive level employees, and reimbursement for reasonable travel, and entertainment or other expenses incurred in connection with the performance of his duties as Executive Chairman.

In addition, pursuant to the terms of the Johnson Offer Letter and the applicable award agreements, we granted Mr. Johnson an inducement award of 1,000,000 RSUs and an inducement option award to purchase 2,000,000 shares of Common Stock. Fifty percent (50%) of the shares of Common Stock subject to each of Mr. Johnson’s RSU and Option inducement awards will vest in two equal installments on each of the first two anniversaries of the grant date, with the remaining shares of Common Stock subject to Mr. Johnson’s RSU and Option inducement awards vesting on the earlier to occur of (i) the approval by the United States Food and Drug Administration of the Company’s proposed treatment for Sorbitol Dehydrogenase (the “FDA Approval”) or (ii) a change in control, in each case, subject to Mr. Johnson’s continued service through the applicable vesting event.

Pursuant to the Johnson Offer Letter, upon a termination of Mr. Johnson’s employment without cause (including as a result of death or disability) or his resignation for “good reason,” Mr. Johnson will be entitled to the following severance payments and benefits: (i) if his qualifying termination of employment occurs prior to the one-year anniversary of his employment commencement date, then he will be paid his full annual base salary through the first anniversary of his employment commencement date, and (ii) subject to his execution of a release of claims, (a) continued payment of his annual base salary continuation for 12 months (or 18 months if his qualifying termination occurs within the period commencing three months prior to a change in control and ending two years after a change in control), (b) with respect to the portion of his RSU inducement award and Option inducement award that vest based on the passage of time, continued vesting for up to 24 months, and (c) with respect to the portion of his RSU inducement award and Option inducement award that vests based on the satisfaction of certain performance criteria, continued eligibility to vest for 24 months.

Funtleyder Offer Letter

In November 2023, we entered into an offer letter with Mr. Funtleyder, which was subsequently amended in December 2024 in connection with his appointment as our Interim Chief Executive Officer (as amended, the “Funtleyder Offer Letter”). The Funtleyder Offer Letter provides for an annual base salary, which is currently $525,000, a supplemental monthly salary of $15,000 for each month that he serves as our Interim Chief Executive Officer, an annual discretionary bonus for 2025 of up to 50% of his annual base salary and the amount of supplemental salary earned by him during 2025, a special cash bonus of $525,000 payable upon the FDA Approval or a change in control of the Company, eligibility to participate in the Company’s employee benefit plans that are offered to executive level employees, and reimbursement for reasonable travel, and entertainment or other expenses incurred in connection with the performance of his duties as Interim Chief Executive Officer or Chief Financial Officer (as the case may be).

In addition, pursuant to the terms of the Funtleyder Offer Letter and the applicable award agreements, we granted Mr. Funtleyder a supplemental award of 150,000 RSUs and Options to purchase 150,000 shares of Common Stock in connection with his appointment as our Interim Chief Executive Officer, which vest in 12 equal monthly installments following the grant date, subject to his continued employment through each applicable vesting date. If Mr. Funtleyder remains as our Interim Chief Executive Officer on April 1, 2025, he will receive an additional equity award grant on the first day of each subsequent calendar quarter until he is no longer our Interim Chief Executive Officer.

Pursuant to the Funtleyder Offer Letter, upon a termination of Mr. Funtleyder’s employment without cause (including death or disability) or his resignation for “good reason,” he will be entitled to the following severance payments and benefits (subject to his execution of a release of claims): (i) continued payment of his annual base salary for 12 months, (ii) continued health care coverage at the Company’s expense for the earlier of 12 months or the date Mr. Funtleyder is covered under another employer’s health plans, (iii) payment of his target annual bonus for the year in which the qualifying termination occurs, and (iv) full vesting of any then-unvested equity awards.

Hooks Offer Letter

In April 2024, we entered into an offer letter with Mr. Hooks (the “Hooks Offer Letter”), which provides for an annual base salary, which is currently $546,000, an annual discretionary bonus of up to 40% of his annual base salary (prorated for 2024 based on his start date), eligibility to participate in the Company’s employee benefit plans that are offered to executive level employees, and reimbursement for reasonable travel, and entertainment or other expenses incurred in connection with the performance of his duties as Chief Commercial Officer.

Pursuant to the Hooks Offer Letter, upon a termination of Mr. Hooks’ employment without cause (including death or disability) or his resignation for good reason, he will be entitled to the following severance payments and benefits (subject to his execution of a release of claims): (i) continued payment of his annual base salary for 12 months, (ii) continued health care coverage at the Company’s expense for the earlier of 12 months or the date Mr. Hooks is covered under another employer’s health plans, (iii) payment of his target annual bonus for the year in which the qualifying termination occurs, and (iv) full vesting of any then-unvested equity awards.

Separation Agreement with Shoshana Shendelman

On December 19, 2024, Dr. Shendelman stepped down from the role of President, Chief Executive Officer and Secretary of the Company and as a member of our board of directors and we entered into a separation agreement with her (the “Shendelman Separation Agreement”).

Pursuant to the terms and conditions of the Shendelman Separation Agreement, Dr. Shendelman entered into a release of claims with the Company and in exchange she received (i) a lump sum cash severance amount equal to $997,500, (ii) an additional lump sum cash amount equal to $2,100,000, in full satisfaction of her outstanding RSUs and PSUs, (iii) continued payment by the Company of the cost of her (and her applicable dependents’) health care coverage in effect as of her separation date under the Company’s regular health plan or by paying her Consolidated Omnibus Reconciliation Act of 1985 (as amended, “COBRA”) premiums for 12 months following her separation date or if earlier, until she obtains comparable health care coverage, and (iv) accelerated vesting of her Options that were unvested as of her separation date.

Dr. Shendelman continues to be subject to the post-termination restrictive covenants provided for in her Employee Confidential Information, Inventions, Non-Solicitation and Non-Competition Agreement, including with respect to non-competition and non-solicitation.

Tax Considerations

As a general matter, our Compensation Committee considers various tax and accounting implications of our existing and proposed compensation programs. We consider the tax-deductibility of compensation in designing our compensation programs, but it is not our sole consideration, and the Compensation Committee ultimately designs and approves compensation programs that it determines are in the best interests of the Company and our stockholders.

Summary Compensation Table

The following table provides information regarding the compensation earned by our named executive officers for the fiscal years presented.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)		All Other Compensation ($)(3)	Total ($)
John Johnson Executive Chairman	2024	31,570	—	1,020,000	1,790,000		—	2,841,570
Les Funtleyder Interim Chief Executive Officer and Chief Financial Officer	2024	530,625	225,600	153,000	132,000		12,621	1,053,846
Dale Hooks Chief Commercial Officer	2024	375,852	121,052	1,548,000	—		14,676	2,059,580
Shoshana	2024	646,528	—	—	28,966	(4)	3,098,139	3,773,633
Shendelman, Ph.D. Former President, Chief Executive Officer and Secretary	2023	630,000	315,000	8,547,136	—		1,077	9,493,213

(1)

The amounts in this column represent the discretionary annual cash bonus paid with respect to the applicable year. Mr. Hooks’ bonus was prorated for 2024 based on his appointment in April 2024. Mr. Johnson and Dr. Shendelman did not receive cash bonus payments with respect to 2024.

(2)

In accordance with SEC rules, this column reflects the aggregate grant date fair value of the applicable equity awards granted during the applicable year computed in accordance with ASC 718 for stock-based compensation transactions. Assumptions used in the calculation of these amounts are included in Note 7, “Stock-Based Compensation” to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024. Dr. Shendelman did not receive any equity award grants in 2024.

(3)

For our named executive officers other than Dr. Shendelman, the amounts in this column represent matching contributions made by us to the respective named executive officer’s 401(k) plan account. For Dr. Shendelman, the amount in this column for 2024 includes the following payments and benefits paid to Dr. Shendelman (or accrued by us) in connection with her separation agreement: (A) lump sum cash payments equal to $3,097,500, and (B) $639 in respect of premiums due under COBRA for her continued participation in our health care plans. For more details on Dr. Shendelman’s separation, see above under “—Introduction—Shendelman Separation Agreement.”

(4)

Amount reported represents the incremental fair value associated with the acceleration of vesting of Dr. Shendelman’s outstanding stock options. For more details on Dr. Shendelman’s separation, see above under “—Introduction—Shendelman Separation Agreement.”

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding the outstanding equity awards held by our named executive officers as of December 31, 2024.

			Option Awards					Stock Awards
Name and Principal Position	Grant Date		Number of Securities Underlying Unexercised Options(#) (Exercisable)	Number of Securities Underlying Unexercised Options(#) (Unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
John Johnson	12/19/24	(2)	—	1,000,000	—	1.02	12/19/34	—	—	—	—
Executive Chairman	12/19/24	(2)	—	—	1,000,000	1.02	12/19/34	—	—	—	—
	12/19/24	(2)	—	—	—	—	—	500,000	430,000
	12/19/24	(2)	—	—	—	—	—	—	—	500,000	430,000
Les Funtleyder	11/20/23	(3)	—	—	—	—	—	137,500	118,250	—	—
Interim Chief Executive Officer and Chief Financial Officer	12/19/24	(4)	—	150,000	—	1.02	12/19/34	—	—	—	—
	12/19/24	(4)	—	—	—	—	—	150,000	129,000	—	—
Dale Hooks Chief Commercial Officer	4/12/2024	(5)	—	—	—	—	—	300,000	258,000	—	—
Shoshana	3/8/18		539,585	—	—	1.44	12/19/25	—	—	—	—
Shendelman, Ph.D.	3/18/19		948,894	—		4.70	12/19/25	—	—	—	—
Former President and Chief Executive Officer	5/13/19		767,349	—		1.05	12/19/25	—	—	—	—
	12/16/19		23,317	—		1.05	12/19/25	—	—	—	—
	12/16/19		209,000	—		1.05	12/19/25	—	—	—	—
	12/10/20		256,850	—		1.05	12/19/25	—	—	—	—
	12/14/21	(6)	80,600	—		1.05	12/19/25	—	—
	1/7/22	(6)	80,600			1.05	12/19/25	—	—
	1/25/22		234,616	—		1.05	12/19/25	—	—

(1)	These amounts are based upon the closing price of the Company’s Common Stock on December 31, 2024 of $0.86.
(2)	This award is part of Mr. Johnson’s inducement awards and vests as described above under “—Named Executive Officer Employment Arrangements—Johnson Offer Letter.”
(3)	This restricted stock unit award vests monthly over two years in one-twenty-fourth increments, subject to continued service through each such date.
(4)	This award is part of Mr. Funtleyder’s supplemental awards and vests as described above under “—Named Executive Officer Employment Arrangements—Funtleyder Offer Letter.”
(5)	One-fourth of these restricted stock units will vest on April 12, 2025, and the remainder vests monthly thereafter in one thirty-sixth increments, subject to continued service through each such date.
(6)	This option award fully vested pursuant to Section 9 of Dr. Shendelman’s offer letter, in connection with her separation in December 2024.

Equity Compensation Plan Information
The following table provides information as of December 31, 2024 with respect to the shares of Common Stock that may be issued under our existing equity compensation plans:

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in first column)
Equity compensation plans approved by security holders (2)(3)	24,511,867	$2.00	5,030,624
Equity compensation plans not approved by security holders	—	—	—

Total	24,511,867	$2.00	5,030,624

(1)	Excludes restricted stock awards, awards of shares of common stock, as well as RSUs, whether time-based or performance-based, as these awards do not have exercise prices associated with them.
(2)	Includes the following plans: our 2016 Equity Incentive Plan (the “2016 Plan”), our 2019 Plan and our ESPP.
(3)
As of December 31, 2024, a total of 3,643,533 shares of Common Stock have been reserved for issuance pursuant to the 2019 Plan, which number excludes the 6,861,437 shares that were added to the plan as a result of the automatic annual increase on January 1, 2025. The 2019 Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2020 through January 1, 2029, by 5% of the outstanding number of shares of Common Stock on the immediately preceding December 31 or such lesser number of shares as determined by the board of directors. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The 2016 Plan was terminated in connection with the Company’s adoption of the 2019 Plan; however, awards outstanding under the 2016 Plan continue in full effect in accordance with their existing terms. As a result, no additional awards under the 2016 Plan will be granted. The shares of Common Stock underlying any awards that are cancelled, forfeited or otherwise terminated without being exercised and would otherwise have been returned to the share reserve under the 2016 Plan will be added back to the shares of common stock available for issuance under the 2019 Plan. As of December 31, 2024, a total of 1,387,091 shares of Common Stock have been reserved for issuance pursuant to the ESPP, which number excludes the 360,000 shares that were added to the plan as a result of the annual increase on January 1, 2025. The ESPP provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2020 through January 1, 2029, by the lesser of (i) 360,000 shares of our common stock, (ii) 1% of the outstanding number of shares of our common stock on the immediately preceding December 31 or (iii) such lesser number of shares as determined by the board of directors. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.

Option Grant Practices
Although we do not have a formal policy regarding the timing of awards of Options, we do occasionally grant Options to our named executive officers on a discretionary basis throughout the year based on factors such as the promotion or hiring of a named executive officer, the performance of our named executive officers, market conditions, and the Company’s overall financial performance. We do not time the release of material, non-public
information based on Option grant dates for the purposes of affecting the value of any Options granted to a named executive officer.

Name	Grant Date	Number of securities underlying the award	Exercise price of the award ($/share)	Grant date fair value of the award ($)
Percentage change in the closing
market price of the securities
underlying the award between the
trading day ending immediately
prior to the disclosure of material
nonpublic information and the
trading day beginning immediately
following the disclosure of material
nonpublic information

John Johnson	12/19/24	2,000,000	1.02	$1,790,000	-15%
Les Funtleyder	12/19/24	150,000	1.02	$132,000	-15%
Potential Payments and Benefits upon Termination or Change in Control
Regardless of the manner in which a named executive officer’s employment with us terminates, the named executive officer is entitled to receive amounts earned during their term of service, including accrued, but unpaid, salary and accrued, but unused, vacation pay.
In addition, each named executive officer is eligible for payments and benefits upon a qualifying termination of employment or a change in control (as applicable) as described above under “—
Overview of Our Executive Compensation Program—Named Executive Officer Employment Arrangements
” and “—
Overview of Our Named Executive Officer Compensation Program—Separation Agreement with Shoshana Shendelman
.”
Pay Versus Performance
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officers (“PEOs”) and the Named Executive Officers, other than the PEO
(“Non-PEO
NEOs”), and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for First PEO 1 ($)	Summary Compensation Table Total for Second PEO 1 ($)	Compensation Actually Paid to First PEO 1, 2, 3 ($)	Compensation Actually Paid to Second PEO 1, 2, 3 ($)	Average Summary Compensation Table Total for Non-PEO NEOs 1 ($)	Average Compensation Actually Paid to Non-PEO NEOs 1,2,3 ($)	Value of Initial Fixed $100 Investment based on: 4 TSR ($)	Net Income ($ Thousands)

2024	3,744,028	2,841,570	(5,923,989)	1,133,688	1,122,491	131,651	112.66	(105,600)
2023	9,493,213	—	14,877,498	—	2,758,765	3,885,171	440.79	(119,763)

(1)
Shoshana Shendelman served as PEO in 2023 and until December 19, 2024 (“First PEO”). John Johnson began serving as our PEO on December 19, 2024 (“Second PEO”). The individuals comprising the
Non-PEO
NEOs for each year presented are listed below.

2023	2024
Riccardo Perfetti	Riccardo Perfetti
Adam Hansard	Les Funtleyder
Dale Hooks

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation
S-K
and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and the
Non-PEO
NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for First PEO ($)	Exclusion of Stock Awards and Option Awards for First PEO ($)	Inclusion of Equity Values for First PEO ($)	Compensation Actually Paid to First PEO ($)
2024	3,744,028	—	(9,668,017)	(5,923,989)
2023	9,493,213	(8,547,136)	13,931,421	14,877,498

Year	Summary Compensation Table Total for Second PEO ($)	Exclusion of Stock Awards and Option Awards for Second PEO ($)	Inclusion of Equity Values for Second PEO ($)	Compensation Actually Paid to Second PEO ($)
2024	2,841,570	(2,810,000)	1,102,118	1,133,688

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	1,122,491	(611,000)	(379,840)	131,651
2023	2,758,765	(1,967,750)	3,094,156	3,885,171

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for First PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for First PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for First PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for First PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for First PEO ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for First PEO ($)	Total - Inclusion of Equity Values for First PEO ($)
2024	—	116,750	—	572,462	(10,308,386)	—	(9,668,017)
2023	12,849,550	677,509	236,011	172,306	—	—	13,935,376

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Second PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Second PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Second PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Second PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Second PEO ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Second PEO ($)	Total - Inclusion of Equity Values for Second PEO ($)
2024	1,102,118	—	—	—	—	—	1,102,118

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2024	167,952	(682,271)	26,175	108,304	—	0	(379,840)
2023	2,627,657	315,226	79,233	72,041	—	0	3,094,157

(4)

4. The value assumes $100 was invested for the period starting December 31, 2022, through the end of the listed year in the Company. Historical stock performance is not necessarily indicative of future stock performance.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and the cumulative TSR for the Company over the two most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
Compensation Actually Paid ($ Millions)
20
15
10
5
0
-5
-10
TSR (12/31/2022 Indexed to $100)
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
100.00
440.79
112.66
14.9
3.9
-5.9
1.1
0.1
2022
2023
2024
Fiscal Year
Shoshana Shendelam Compensation Actually Paid
John Johnson Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Applied Therapeutics, Inc. TSR

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income during the two most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Net Income
Compensation Actually Paid ($ Millions)
20
15
10
5
0
-5
-10
Net Income ($ Thousands)
$800,000
$600,000
$400,000
$200,000
$0
-$200,000
-$400,000
14.9
3.9
1.1
0.1
-5.9
-119,763
-105,600
2023
2024
Fiscal Year
Shoshana Shendelam Compensation Actually Paid
John Johnson Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Applied Therapeutics, Inc. Net Income

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any of our filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent we specifically incorporate such information by reference.

Health and Welfare and Retirement Benefits; Perquisites

Health and Welfare Plans

Our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, disability and life insurance plans, in each case on the same basis as all of our other employees.

Perquisites

We generally do not provide perquisites or personal benefits to our named executive officers, except in limited circumstances.

401(k) Plan

Our named executive officers are eligible to participate in a defined contribution retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees may defer eligible compensation on a pre-tax or after-tax (Roth) basis, up to the statutorily prescribed annual limits on contributions under the Code. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. We currently make matching contributions into the 401(k) plan on behalf of participants equal to 100% on participant contributions up to 3% of their compensation and 50% on participant contributions up to an additional 2% of their compensation. Participants are immediately and fully vested in their contributions. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax-exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan (except for Roth contributions) and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan. Our board of directors may elect to adopt qualified or nonqualified benefit plans in the future, if it determines that doing so is in our best interests.

Non-Employee Director Compensation

Under our director compensation policy, we pay each of our non-employee directors a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chairperson of each committee receives a higher retainer for such service. These retainers are payable in arrears in four equal quarterly installments on the last day of each quarter; provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our board of directors or the applicable committee. The retainers to be paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member are as follows:

Position	2024 Annual Service Retainer	2024 Chairperson Additional Retainer
Board of Directors	$40,000	—
Audit Committee	$10,000	$20,000
Compensation Committee	$7,500	$15,000
Nominating and Corporate Governance Committee	$5,000	$10,000

Historically, under our non-employee director compensation policy, each non-employee director who was newly elected to our board of directors received an option to purchase 33,000 shares of our Common Stock. The shares subject to each such stock option vest monthly over a three-year period, subject to the director’s continued service as a director. Further, on the date of each annual meeting of stockholders, each non-employee director that continues to serve as a non-employee director received an option to purchase 16,500 shares of our Common Stock. The shares subject to each such stock option vest in equal monthly installments over the 12 months following the date of grant and, notwithstanding the foregoing, fully vest on the date of Company’s next annual stockholder meeting, subject to the director’s continued service as a director. The exercise price per share of these options is equal to the fair market value of our Common Stock on the date of grant.

On March 24, 2025, the board of directors voted to increase the number of shares subject to annual equity grants to its non-employee directors to 200,000 shares per director, to be granted entirely in the form of options which shall vest in a series of three successive, equal installments beginning on the date of grant, and to increase the number of shares subject to the initial equity grants to each non-employee director who newly elected to our board of directors for the first time to 400,000 shares, to be granted entirely in the form of options which shall vest in 36 equal monthly installments beginning on the applicable date of grant. Such increases to director compensation were made following a review of compensation practices of our peer companies by Aon.

All equity awards (whether options or RSUs) granted under this policy will vest in full upon the occurrence of a change in control (as defined in the 2019 Plan) prior to the termination of the director’s continuous service.

This policy is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

2024 Director Compensation Table

The following table sets forth information regarding the compensation earned for service on our board of directors by our non-employee directors during the year ended December 31, 2024. The compensation paid to Mr. Johnson, Mr. Funtleyder, and Dr. Shendelman in 2024 is set forth above under “—Summary Compensation Table.” Mr. Johnson, Mr. Funtleyder, and Dr. Shendelman did not receive any additional compensation in 2024 for their service as a director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	Total ($)
Joel S. Marcus (3)	58,084	202,500	260,584
Teena Lerner, Ph.D.	62,500	202,500	265,000
Stacy J. Kanter	65,000	202,500	267,500
Jay Skyler	65,000	202,500	267,500

(1)

In accordance with SEC rules, this column reflects the aggregate grant date fair value of the equity awards granted during fiscal year ended December 31, 2024, computed in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in Note 7, “Stock-Based Compensation” to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.

(2)

One-fourth of these 45,000 RSUs, granted on June 6, 2024, are subject to vesting on each of September 6, 2024, December 6, 2024, March 6, 2025 and the remainder will vest on the date which is the earlier of June 6, 2025 and the 2025 annual stockholder meeting, subject to continued service through each such date.

(3)

Mr. Marcus resigned from the board of directors effective as of December 6, 2024 and received a pro-rated cash payment for the time he served as a member of the board of directors in 2024. All of his RSUs that were unvested as of the date of his resignation from the board of directors were forfeited.

The following table provides information regarding the number of shares of Common Stock underlying stock options and RSUs granted to each of the individuals who served as our non-employee directors in 2024 that were outstanding as of December 31, 2024.

Name	Option Awards Outstanding at December 31, 2024		Stock Awards Outstanding at December 31, 2024
Joel S. Marcus	—		—
Teena Lerner, Ph.D.	87,631	(1)	22,500	(3)
Stacy J. Kanter	63,690	(2)	22,500	(3)
Jay Skyler	63,690	(2)	22,500	(3)

(1)

Represents options to purchase shares of our Common Stock that were fully vested and unexercised as of December 31, 2024, granted pursuant to awards made on each of: (i) March 18, 2019; (ii) May 13, 2019; (iii) June 4, 2020; (iv) June 3, 2021; and (v) June 3, 2022.

(2)

Represents options to purchase shares of our Common Stock that were fully vested and unexercised as of December 31, 2024, granted pursuant to awards made on each of: (i) May 13, 2019; (ii) June 4, 2020; (iii) June 3, 2021; and (iv) June 3, 2022.

(3)

Represents the portion of the grant of 45,000 RSUs made to each director as of June 6, 2024 that remained unvested as of December 31, 2004. One-fourth of these RSUs vested on each of September 6, 2024, December 6, 2024, March 6, 2025 and the remainder will vest on the date which is the earlier of June 6, 2025 and the 2024 annual stockholder meeting, subject to continued service through each such date.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of certain relationships and transactions, including any transactions since January 1, 2023 and any currently proposed transactions, to which we were or are to be a participant, in which (1) the amount involved exceeded or will exceed the lesser of (i) $120,000 or (ii) 1% of the average of our total assets for the last two completed fiscal years, and (2) any of our directors, executive officers or holders of more than 5% of our capital stock, or any affiliate or member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest, other than compensation and other arrangements that are described under the section titled “Executive and Director Compensation” in this proxy statement.

We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that we would pay or receive, as applicable, in arm’s-length transactions.

Indemnification Agreements

We have entered and intend to continue to enter, into separate indemnity agreements with each of our directors and executive officers, in addition to the indemnification provided for in our Amended and Restated Bylaws (the “Bylaws”). These indemnification agreements provide our directors and executive officers with contractual rights to indemnification and, among other things, require us to indemnify our directors and officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as a director or officer, or any other company or enterprise to which the person provides services at our request. See “—Limitation of Liability and Indemnification Matters” below for additional information regarding these agreements.

Limitation on Liability and Indemnification Matters

Our Certificate of Incorporation and our Bylaws limit our directors’ liability, and may indemnify our directors and officers to the fullest extent permitted under the DGCL. The DGCL provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability for any:

•	transaction from which the director derives an improper personal benefit;

•	act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	unlawful payment of dividends or redemption of shares; or

•	breach of a director’s duty of loyalty to the corporation or its stockholders.

These limitations of liability do not apply to liabilities arising under federal securities laws and do not affect the availability of equitable remedies such as injunctive relief or recession.

The DGCL and our Bylaws provide that we will, in certain situations, indemnify our directors and officers and may indemnify other employees and other agents, to the fullest extent permitted by law. Any indemnified person is also entitled, subject to certain limitations, to advancement, direct payment or reimbursement of reasonable expenses, including attorneys’ fees and disbursements, in advance of the final disposition of the proceeding.

In addition, we have entered, and intend to continue to enter, into separate indemnification agreements with some of our directors and officers. These indemnification agreements, among other things, require us to indemnify our directors and officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as a director or officer, or any other company or enterprise to which the person provides services at our request.

We maintain a directors’ and officers’ insurance policy pursuant to which our directors and officers are insured against liability for actions taken in their capacities as directors and officers. We believe that these provisions in our amended and restated certificate of incorporation and amended and restated bylaws and these indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or control persons and, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, such indemnification shall be considered unenforceable.

Related Person Transaction Policy

We have adopted a written related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of this policy only, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any related person are participants involving an amount that exceeds or will exceed the lesser of (1) $120,000 or, for such time as the Company qualifies as a “smaller reporting company” (2) 1% of the average of our total assets for the last two completed fiscal years. Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-person transactions under this policy. A transaction, arrangement or relationship in which a related person’s participation is solely due to the related person’s position as a director of an entity that is participating in such transaction, arrangement or relationship shall not be considered a related person transaction under this policy. A “related person” is any executive officer, director, nominee to become a director or a holder of more than 5% of our capital stock, or any affiliate or member of the immediate family of the foregoing.

Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to our Nominating and Corporate Governance Committee or, where review by our Nominating and Corporate Governance Committee would be inappropriate due to a conflict of interest, to the board of directors or another independent body of our board of directors, for review. The presentation must include a description of, among other things, all of the parties, the direct and indirect interests of the related persons, the purpose of the transaction, the material facts, the benefits of the transaction to us and whether any alternative transactions are available, an assessment of whether the terms are comparable to the terms available from unrelated third parties and management’s recommendation with respect to the related person transaction. To identify related person transactions in advance, we rely on information supplied by our executive officers, directors and certain significant stockholders.

The Nominating and Corporate Governance Committee shall consider all the relevant available facts and circumstances, including, but not limited to, whether the related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. The Nominating and Corporate Governance Committee shall approve only those related person transactions that, in light of known circumstances, are in, or are not inconsistent with, the best interests of the Company and its stockholders, as the Nominating and Corporate Governance Committee determines in the good faith exercise of its discretion.

ADDITIONAL INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can review the Company’s electronically-filed reports, proxy and information statements on the SEC’s website at www.sec.gov or on the Company’s website at appliedtherapeutics.gcs-web.com/financial-information/sec-filings. Information included on the Company’s website is not a part of this proxy statement.

You should rely only on the information contained in this proxy statement or on information to which the Company has referred you. The Company has not authorized anyone else to provide you with any information. You should not assume that the information contained in this document is accurate as of any date other than the date on the cover page hereof, and the provision of this document to stockholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.

If you have more questions about this proxy statement or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact our Secretary at Applied Therapeutics, Inc., 545 Fifth Avenue, Suite 1400, New York, NY 10017.

STOCKHOLDER COMMUNICATIONS

Stockholders of the Company wishing to communicate with the board of directors or an individual director may send a written communication to the board of directors or such director at the following address:

c/o Applied Therapeutics, Inc.

545 Fifth Avenue, Suite 1400

New York, NY 10017

Attn: Secretary

The Secretary will review each communication, and will forward such communication to the board of directors or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate, in which case the Secretary shall discard the communication or inform the proper authorities, as may be appropriate.

OTHER MATTERS

The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting, other than the proposals referred to in this proxy statement. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the proxy holders to vote the shares represented thereby on such matters in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

Submission of Stockholder Proposals for Inclusion in Next Year’s Annual Meeting Proxy Statement

Any proposal or proposals by a stockholder intended to be included in the proxy statement and form of proxy relating to the 2026 Annual Meeting of Stockholders in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act must be received by the Company no later than December 26, 2025 and must comply with the other proxy solicitation rules promulgated by the SEC and with the procedures set forth in the Bylaws. Proposals should be sent to the Secretary of the Company at 545 Fifth Avenue, Suite 1400, New York, NY 10017. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2026 Annual Meeting of Stockholders any stockholder proposal which may be omitted from the proxy materials according to applicable regulations of the SEC in effect at the time the proposal is received.

Other Stockholder Proposals for Presentation at Next Year’s Annual Meeting

A stockholder who wishes to submit a proposal or nominate a candidate to serve as a director for consideration at the 2026 Annual Meeting of Stockholders outside the processes of Rule 14a-8 under the Exchange Act and therefore will not be included in the proxy statement for such meeting must timely deliver a written notice in accordance with the requirements, including eligibility and information required in such notice, set forth in Article III, Section 5 of the Bylaws. To be timely, such written notice must be received by the Secretary of the Company at its principal executive offices, 545 Fifth Avenue, Suite 1400, New York, NY 10017, not earlier than the close of business on February 9, 2026, nor later than the close of business on March 11, 2026. In the event that next year’s annual meeting is not scheduled to occur within 30 days of June 9, 2026 (the anniversary of the Annual Meeting), the written notice must be received (i) not earlier than the close of business on the 120th day prior to such annual meeting and (ii) not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

To comply with the universal proxy rules, a stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 5, 2026. In the event that next year’s annual meeting is not scheduled to occur within 30 days of June 9, 2026 (the anniversary of the Annual Meeting), the written notice must be received by the later of (i) 60 calendar days prior to such annual meeting or (ii) the 10th calendar day following the day on which public announcement of the date of such annual meeting is first made by the Company.

HOUSEHOLDING

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders with such stockholder’s consent, if required. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we will deliver only one set of proxy materials to multiple stockholders who share an address and who have consented to such delivery, if required, unless and until we receive contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Secretary of the Company at the above phone number or address.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY COMPLETE, SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. WE ENCOURAGE YOU TO PROMPTLY VOTE YOUR SHARES.

Appendix A

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

APPLIED THERAPEUTICS, INC.

(originally incorporated on January 20, 2016)

Applied Therapeutics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST: This Certificate of Amendment (this “Certificate of Amendment”) to the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Restated Certificate”), was duly adopted in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) and the amendments set forth below shall become effective upon the filing and effectiveness pursuant to the DGCL of this Certificate of Amendment to the Restated Certificate.

SECOND: Article IV of the Corporation’s Restated Certificate is hereby amended by adding the following new paragraph D to Article IV:

“D. Upon the filing and effectiveness (the “Effective Time”) of this Certificate of Amendment pursuant to Section 242 of the DGCL, each     (    ) shares of Common Stock issued and outstanding (or held in treasury) immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be combined into one (1) fully paid and nonassessable share of Common Stock (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The combination of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time without any further action on the part of the Corporation or the holders of any outstanding shares of Old Common Stock and whether or not certificates representing such holders’ shares of Old Common Stock prior to the Reverse Stock Split are surrendered for cancellation. Upon the Effective Time, all references to “Common Stock” in this Certificate of Incorporation shall be to the New Common Stock.

The Reverse Stock Split will be effectuated on a stockholder-by-stockholder (as opposed to certificate-by-certificate) basis. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been combined pursuant to this Certificate of Amendment. The Corporation shall not be obligated to issue new certificates evidencing the shares of New Common Stock outstanding as a result of the Reverse Stock Split unless and until the certificate(s) representing the shares of Old Common Stock held by a holder immediately prior to the Reverse Stock Split are either delivered to the Corporation or its current transfer agent, or the holder notifies the Corporation or such transfer agent that such certificate or certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificate(s). No fractional shares will be issued as a result of the Reverse Stock Split and, in lieu thereof, (a) with respect to holders of one or more certificates, if any, which formerly represented shares of Old Common Stock that were issued and outstanding immediately prior to the Effective Time, upon surrender after the Effective Time of such certificate or certificates, any holder who would otherwise be entitled to a fractional share of New Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment (the “Fractional Share Payment”) equal to the fraction of which such holder would otherwise be entitled multiplied by the closing price per share of New Common Stock on the date of the Effective Time as reported by The Nasdaq Global Market (as adjusted to give effect to the Reverse Stock Split); provided that, whether or not fractional shares would be issuable as a result of the Reverse Stock Split shall be determined on the basis of (i) the total number of shares of Old Common Stock that were issued and outstanding immediately prior to the Effective Time formerly represented by certificates that the holder is at the time surrendering and (ii) the aggregate number of shares of New Common Stock after the Effective Time into which the shares of Old Common Stock formerly represented by such certificates shall have been combined; and (b) with respect to holders of shares of Old Common Stock in book-entry form in the records of the Corporation’s transfer agent that were issued and outstanding immediately prior to the Effective Time, any holder who would otherwise be entitled to a fractional share of New Common Stock as a result of the Reverse Stock Split (after aggregating all fractional shares), following the Effective Time, shall be entitled to receive the Fractional Share Payment automatically and without any action by the holder.”

THIRD: The stockholders of the Corporation have duly approved the foregoing amendment in accordance with Section 242 of the DGCL.

FOURTH: Except as set forth in this Certificate of Amendment, the Restated Certificate remains in full force and effect.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Applied Therapeutics, Inc. has caused this Certificate of Amendment to be duly executed in its corporate name this    day of    , 2025.

APPLIED THERAPEUTICS, INC.

By:
Name: Les Funtleyder
Title: Interim Chief Executive Officer and Chief Financial Officer

APPLIED THERAPEUTICS, INC. 545 FIFTH AVENUE, SUITE 1400 NEW YORK, NY 10017 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 8, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/APLT2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 8, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V71670-P28032 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY APPLIED THERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Director Nominee: For Against Abstain 1a. Teena Lerner ! ! ! The Board of Directors recommends you vote FOR proposals 2, 3, 5, 6, and 1 YEAR on proposal 4: For Against Abstain 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year 2025. ! ! ! 3. To approve (on a non-binding advisory basis) the compensation of our named executive officers as described in the accompanying materials. ! ! ! 1 Year 2 Years 3 Years Abstain 4. To approve (on a non-binding advisory basis) the frequency of an advisory vote on the compensation of our named executive officers in future years. ! ! ! ! 5. To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to combine the outstanding shares of our common stock, For Against Abstain par value $0.0001 per share, into a lesser number of outstanding shares, by a ratio of not less than one-for-25 and not more than one-for-40, with the ! ! ! exact ratio to be set within this range by our board of directors in its sole discretion (the “Reverse Stock Split Proposal”). 6. To authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of the Reverse Stock ! ! ! Split Proposal. NOTE: To transact other business that may properly come before the meeting and any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and the Annual Report on Form 10-K are available at www.proxyvote.com. V71671-P28032 APPLIED THERAPEUTICS, INC. Annual Meeting of Stockholders June 9, 2025 10:00 AM Eastern Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoint(s) Les Funtleyder and Catherine Thorpe as proxy holders, with the power to appoint his or her substitute, and hereby authorize(s) him or her to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of APPLIED THERAPEUTICS, INC. that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, Eastern Time on June 9, 2025, via live webcast at www.virtualshareholdermeeting.com/APLT2025, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3, 5, 6, AND 1 YEAR ON PROPOSAL 4 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. Continued and to be signed on reverse side